                                                                    EXHIBIT 10.2



================================================================================



           AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

                                       OF

                           VESTAR/GRAY INVESTORS LLC

                                  BY AND AMONG

                            VESTAR/SJK INVESTORS LLC

                                 ROBERT E. GRAY
                                   MARIE GRAY
                                 KELLY A. GRAY
                              KELLY ANN GRAY TRUST
                               GRAY FAMILY TRUST

                                      AND

                   ST. JOHN KNITS INTERNATIONAL, INCORPORATED



                          Dated as of _______ __, 1999


================================================================================

                                 TABLE OF CONTENTS
                                 -----------------


                                                                        Page
                                                                        ----

ARTICLE I

     Definitions...........................................................1
     SECTION 1.1   Definitions.............................................1

ARTICLE II

     General Provisions....................................................9
     SECTION 2.1   Formation...............................................9
     SECTION 2.2   Name....................................................9
     SECTION 2.3   Term....................................................9
     SECTION 2.4   Purpose; Powers.........................................9
     SECTION 2.5   Place of Business......................................10
     SECTION 2.6   Business Transactions of a Member with the LLC.........10
     SECTION 2.7   Fiscal Year............................................10
     SECTION 2.8   No State-Law Partnership...............................10

ARTICLE III

     Members and Interests................................................11
     SECTION 3.1   Members................................................11
     SECTION 3.2   Certificates...........................................11
     SECTION 3.3   Liability of Members...................................11
     SECTION 3.4   Access to and Confidentiality..........................11

ARTICLE IV

     Management and Operation of the LLC..................................11
     SECTION 4.1   Management.............................................11
     SECTION 4.2   Certain Duties and Obligations of the Members..........12
     SECTION 4.3   Indemnification of the Managing Member.................12
     SECTION 4.4   Expenses...............................................13
     SECTION 4.5   Indemnification Rights Non-Exclusive...................13
     SECTION 4.6   Insurance..............................................13
     SECTION 4.7   Assets of the LLC......................................13
     SECTION 4.8   Loans to the LLC.......................................13
     SECTION 4.9   Voting of Shares.......................................14

ARTICLE V

     Capital Contributions; Distributions.................................16
     SECTION 5.1   Capital Contributions..................................16
     SECTION 5.2   Distributions..........................................16
     SECTION 5.3   Limitations on Distributions...........................16

                                                                        Page
                                                                        ----

ARTICLE VI

     Books and Reports; Tax Matters; Capital Accounts; Allocations........17
     SECTION 6.1   General Accounting Matters.............................17
     SECTION 6.2   Certain Tax Matters....................................17
     SECTION 6.3   Capital Accounts.......................................18
     SECTION 6.4   Allocations............................................18

ARTICLE VII

     Dissolution..........................................................18
     SECTION 7.1   Dissolution............................................18
     SECTION 7.2   Votes of Members.......................................19
     SECTION 7.3   Winding-up; Final Distributions........................19
     SECTION 7.4   Further Assurances.....................................20

ARTICLE VIII

     Transfer of Member's Units...........................................21
     SECTION 8.1   Transfers to be Made Only as Permitted or Required by
                    this Agreement........................................21
     SECTION 8.2   Permitted Transfers....................................21
     SECTION 8.3   Tag-Along Rights.......................................21
     SECTION 8.4   Drag-Along Rights......................................23
     SECTION 8.5   No Transfers...........................................23
     SECTION 8.6   Other Transfer Provisions..............................24

ARTICLE IX

     The LLC's Registration Rights Relating to Shares of Parent Common
      Stock and Related Rule 144 Sales....................................24
     SECTION 9.1   Stockholders' Agreement; Transfers of Shares...........24
     SECTION 9.2   Exercise of Incidental Registration Rights.............25
     SECTION 9.3   Exercise of Demand Registration Rights.................26
     SECTION 9.4.  Tag-Along Rights.......................................28
     SECTION 9.5.  Drag-Along Rights......................................30
     SECTION 9.6.  Public Offerings, etc..................................30
     SECTION 9.7.  Rights of First Refusal................................31
     SECTION 9.8   Initiation of a Rule 144 Sale..........................31
     SECTION 9.9   Individual Private Sale................................32
     SECTION 9.10  Reduction of Allocated Shares..........................32
     SECTION 9.11  Liquidation of the LLC.................................33

                                                                         Page
                                                                         ----

     SECTION 9.12   Transfers to be Made Only as Permitted or Required
                     by this Agreement.....................................33
     SECTION 9.13   Liquidity Right........................................33
     SECTION 9.14   Certain Limitations on the Parent's Obligations to
                     Purchase Shares.......................................34

ARTICLE X

     Miscellaneous.........................................................36
     SECTION 10.1   Equitable Relief.......................................36
     SECTION 10.2   Governing Law..........................................36
     SECTION 10.3   Successors and Assigns.................................36
     SECTION 10.4   Notices................................................36
     SECTION 10.5   Counterparts...........................................36
     SECTION 10.6   Entire Agreement.......................................36
     SECTION 10.7   Amendments.............................................37
     SECTION 10.8   Section Titles.........................................37
     SECTION 10.9   Representations and Warranties.........................37
     SECTION 10.10  SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.......38
     SECTION 10.11  Reimbursement of Expenses..............................38
     SECTION 10.12  Gray Representative....................................38
     SECTION 10.13  Covenant Not to Compete; Confidential Information......39
     SECTION 10.14  Additional Securities Subject to Agreement.............42

Schedule 1        Member Information/Allocated Shares

                           VESTAR/GRAY INVESTORS LLC

          AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT of VESTAR/GRAY INVESTORS LLC, a Delaware limited liability company (the "LLC"),
                                                                      ---
dated as of _________ __, 1999, by and among Vestar/SJK Investors LLC, a Delaware limited liability company (the "Vestar Member"), the parties listed on
                                         -------------
Schedule 1 hereto (each a "Gray Member" and, collectively, the "Gray Members"),
                           -----------                          ------------
such other Persons as shall hereinafter become Members as hereinafter provided, St. John Knits International, Incorporated, a Delaware corporation ("Parent")
                                                                     ------
and St. John Knits, Inc., a California corporation (the "Company").
                                                         -------

                              W I T N E S S E T H
                              -------------------


          WHEREAS, the LLC was formed pursuant to (i) a Certificate of Formation dated as of January 29, 1999 (the "Certificate") and filed for recordation in
                                    -----------
the office of the Secretary of State of the State of Delaware on January 29, 1999 and (ii) a Limited Liability Company Agreement dated as of January 29, 1999 by the Vestar Member (the "Original Agreement"); and
                           ------------------

          WHEREAS, the parties hereto desire to enter into this Amended and Restated Limited Liability Company Agreement of the LLC to permit the admission as Members (as defined below) of the parties listed on Schedule 1 hereto and further to make the modifications hereinafter set forth.

          NOW, THEREFORE, in consideration of the mutual promises and agreements herein made and intending to be legally bound hereby, the parties hereto agree to amend and restate the Original Agreement in its entirety to read as follows:


                                   ARTICLE I

                                  Definitions
                                  -----------

          SECTION 1.1  Definitions.  Unless the context otherwise requires, the
                       -----------
following terms shall have the following meanings for purposes of this
Agreement:

          "Acquisition" means Pearl Acquisition Corp., a Delaware corporation
           -----------
     and a wholly-owned direct subsidiary of the LLC.

          "Acquisition Merger" shall have the meaning ascribed to such term in
           ------------------
     the Merger Agreement.

          "Additional Demand Registrations" shall have the meaning ascribed to
           -------------------------------
such term in Section 9.3(a)(iii).

          "Affiliate" shall mean, (a) with respect to any Person, (i) any Person
           ---------
     that directly or indirectly controls, is controlled by or is under common control with, such Person, or

     (ii) any director, officer, partner, member or employee of such Person or any Person specified in clause (i) above, or (iii) any Immediate Family Member of any Person specified in clause (i) or (ii) above; and (b) shall also include, with respect to any Person who is an individual, a trust the beneficiaries of which, or a corporation or partnership the stockholders or limited or general partners of which, include only such individual and such individual's Immediate Family Members. Notwithstanding the foregoing, the LLC will not be deemed to be an Affiliate of any Person.

          "Agreement" means this Amended and Restated Limited Liability Company
           ---------
     Agreement, as it may be amended, supplemented, modified or restated from time to time.

          "Allocated Shares" shall mean, in respect of each Member, the number
           ----------------
     of Shares initially allocated to each Member, as set forth on Schedule 1 to this Agreement, minus the number of such Shares that have been the subject of a Transfer (which does not include pledges) and plus the number of additional shares received by the LLC in respect of such Shares.

          "Business Day" means a day which is not a Saturday, Sunday or other
           ------------
     day on which banks in New York, New York or Los Angeles, California are closed.

          "Capital Account" has the meaning set forth in Section 6.3.
           ---------------

          "Capital Contribution" means the total amount of cash and the agreed
           --------------------
     fair market value (net of liabilities) of all other assets contributed to the LLC by a Member.

          "Carrying Value" means, with respect to any asset of the LLC, the
           --------------
     asset's adjusted basis for federal income tax purposes, except that the Carrying Values of all assets of the LLC shall be adjusted to equal their respective fair market values, in accordance with the rules set forth in Regulations section 1.704-1(b)(2)(iv)(f), except as otherwise provided herein, as of: (a) the date of the acquisition of any additional Interest by any new or existing Member in exchange for more than a de minimis Capital Contribution; (b) the date of the distribution of more than a de minimis amount of assets of the LLC to a Member; (c) the date an Interest is relinquished to the LLC; provided, however, that adjustments pursuant to clauses (a), (b) and (c) above shall be made only if the Managing Member reasonably determines that such adjustments are necessary or appropriate to reflect the relative economic interests of the Members. The Carrying Value of any asset of the LLC distributed to any Member shall be adjusted immediately prior to such distribution to equal its fair market value and depreciation shall be calculated by reference to Carrying Value, instead of tax basis, once Carrying Value differs from tax basis. The Carrying Value of any asset contributed (or deemed contributed under Regulations section 1.704-1(b)(2)(iv)) by a Member to the LLC will be the fair market value of the asset at the date of its contribution thereto.

          "Certificate" has the meaning set forth in the recitals to this
           -----------
     Agreement.

          "Code" means the Internal Revenue Code of 1986, as amended from time
           ----
     to time, or any successor statute. Any reference herein to a particular provision of the Code shall mean, where appropriate, the corresponding provision in any successor statute.

          "Common Stock Request" has the meaning set forth in Section 9.3(a)(i).
           --------------------

          "Company Common Stock" means the common stock, no par value per share,
           --------------------
     of Company.

          "Company Names" means, collectively, the names "Marie Gray", "St John"
           -------------
     or "St John by Marie Gray."

          "Competing Business" has the meaning set forth in Section 10.13(a)(i).
           ------------------

          "Confidential Information" means information that is not generally
           ------------------------
     known to the public and that is used, developed or obtained by the restricted Group in connection with its business.

          "Demand Request" shall have the meaning ascribed to such term in
           --------------
     Section 9.3(a)(i).

          "Demanding Member" shall have the meaning ascribed to such term in
           ----------------
     Section 9.3(a)(i).

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.
           ------------

          "Fair Market Value" shall mean, as of any date (the "Valuation Date"),
           -----------------                                   --------------
     with respect to each Share, prior to a Public Offering, the fair market value thereof, disregarding any discount for minority interest or marketability of shares, as determined by an independent appraiser, accountant or investment banking firm (the "Initial Appraiser") selected by
                                                 -----------------
     the Board of Directors of the Parent (and compensated by the Parent) (the "Initial Determination"); provided, that if the selling Gray Employee(s)
     ----------------------    ---------
     disagree(s), in good faith, with the Initial Determination, such selling Gray Employee(s) shall promptly notify the Parent of such disagreement, in which event an independent appraiser, accountant or investment banking firm (the "Second Appraiser") selected by the selling Gray Employee(s) shall
           ----------------
     make a determination of the fair market value thereof, disregarding any discount for minority interest or marketability of shares (the "Second
                                                                     ------
     Determination"), and if the Second Determination is (i) not at least 110%
     -------------
     of the Initial Determination, "Fair Market Value" shall be the average of
                                    -----------------
     the First Determination and the Second Determination and the selling Gray Employee(s) shall pay the cost of the Second Determination or (ii) 110% of the Initial Determination or greater, an independent appraiser, accountant or investment banking firm (the "Third Appraiser"; the Second and Third
                                      ---------------
     Appraisers shall not be permitted to see or otherwise have access to, or be informed of, the results of the Initial Determination and the Second Determination, as applicable, or any component of either appraiser's analysis that led to its conclusions and each of the Parent and the Gray Employees agrees to comply with the foregoing provision) jointly agreed upon and selected by the Initial Appraiser and the Second Appraiser shall make a determination of the fair market value thereof, disregarding any discount for minority interest or marketability of shares (the "Third
                                                                         -----
     Determination"), and if the Third Determination (i) falls within the range
     -------------
     of values that is between the Lower Appraised Amount (as defined below) and the Higher Appraised Amount (as defined below), "Fair Market Value" shall
                                                      -----------------
     be the Third Determination and the Parent and the selling Gray Employee(s) shall split the cost of the Second Appraiser and the Third Appraiser, or
     (ii) is below the Lower Appraised Amount,  "Fair Market Value" shall be the
                                                 -----------------
     Lower Appraised Amount and the selling Gray Employee(s) shall pay the cost of the Second Appraiser and the Third Appraiser; or (iii) is above the Higher Appraised Amount, "Fair Market Value" shall be the Higher Appraised
                               -----------------
     Amount and the Parent shall pay the cost of the Second Appraiser and the Third Appraiser. Subsequent to a Public Offering, the term "Fair Market
                                                                  -----------
     Value" shall mean the price per share equal to the average of the last
     -----
     sales price of Parent Common Stock on each of the last thirty trading days prior to the Valuation Date (the "Repurchase Calculation Period") on each
                                       -----------------------------
     exchange on which the Parent Common Stock may at the time be listed or, if there shall have been no sales on any of such exchanges during the Repurchase Calculation Period, the average of the closing bid and asked prices on each such exchange on each day during the Repurchase Calculation Period or, if there are no such bid and asked prices during the Repurchase Calculation Period on the next preceding five dates on which such bid and asked prices occurred or, if the Parent Common Stock shall not be so listed, the average of the closing sales prices as reported by Nasdaq during the Repurchase Calculation Period in the over-the-counter market. As used herein, "Lower Appraised Amount" means the lower of the Initial Determination and the Second Determination and "Higher Appraised Amount" means the higher of the Initial Determination and the Second Determination.

          "Family Group" shall have the meaning ascribed to such term in Section
           ------------
     8.2.

          "Financing Default" shall mean an event which constitutes (or which
           -----------------
     with notice or lapse of time or both would constitute) an event of default (which event of default has not been cured or waived) under any of the following as originally entered into or as they may be amended from time to time: (i) any agreement under which an amount of indebtedness of the Parent or the Company in excess of $5,000,000 is outstanding as of the time of the aforementioned event, and any extensions, renewals, refinancings or refundings thereof in whole or in part; (ii) any provision of the Parent's or the Company's or any of their subsidiaries' certificates of incorporation as in effect on the Closing Date; (iii) any amendment of, supplement to or other modification of any of the instruments referred to in clauses (i) or (ii) above; and (iv) any of the securities issued pursuant to or whose terms are governed by the terms of any of the agreements set forth in clauses (i) and (ii) above, and any extensions, renewals, refinancings or refundings thereof in whole or in part.

          "Fiscal Year" means the calendar year ending on October 31 of each
           -----------
     year.

          "GAAP" means generally accepted accounting principles in the United
           ----
     States of America in effect from time to time.

          "Gray Employees"  has the meaning set forth in Section 9.13(a).
           --------------

          "Gray Members"  shall have the meaning ascribed to such term in the
           ------------
     preamble hereto.

          "Immediate Family Member" shall mean, with respect to any Person, a
           -----------------------
     spouse, parent, child or sibling of such Person.

          "Incidental Registration" has the meaning set forth in Section 9.2(a).
           -----------------------

          "Indemnitee" shall have the meaning ascribed to such term in Section
           ----------
     4.3.

          "Initial Members" means the Vestar Member and the Gray Members.
           ---------------

          "Interest" means a limited liability company interest in the LLC as
           --------
     provided in this Agreement and under the LLC Act and includes any and all rights and benefits to which the holder of such Interest may be provided under this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. Interests shall be expressed as a number of Units.

          "Joining Member" has the meaning set forth in Section 9.3(a)(iv).
           --------------

          "Liquidator" has the meaning set forth in Section 7.3.
           ----------

          "Liquidity Closing" shall have the meaning as ascribed to such term in
           -----------------
     Section 9.13(c).

          "Liquidity Event" has the meaning set forth in Section 9.13(a).
           ---------------

          "Liquidity Notice" has the meaning set forth in Section 9.13(c).
           ----------------

          "LLC" shall have the meaning ascribed to such term in the preamble to
           ---
     this Agreement.

          "LLC Act" means the Delaware Limited Liability Company Act, 6 Del. C.
           -------                                                      -------
     (S)(S) 18-101, et seq., as it may be amended from time to time, and any
                    -------
     successor to such statute.

          "LLC Assets" means all right, title and interest of the LLC in and to
           ----------
     all or any portion of the assets and other rights of the LLC and any property (real or personal) or estate acquired in exchange therefor or in connection therewith.

          "Managing Member" means the Vestar Member and its successor or assign
           ---------------
     in its capacity as managing member of the LLC.

          "Member" means a Person (a) (i) who is an Initial Member or (ii) who
           ------
     is a transferee of an Interest in accordance with the provisions of Article VIII and (b) who has not resigned or withdrawn as a Member or been dissolved. Reference to a "Member" shall be to any one of the Members.

          "Merger Agreement" means the Agreement and Plan of Merger dated as of
           ----------------
     February 2, 1999, among Parent, the Company, SJKAcquisition, Inc. and Pearl Acquisition Corp., as the same may be amended, supplemented or otherwise modified from time to time.

          "Net Income (Loss)" for any Fiscal Period means the taxable income or
           -----------------
     loss of the LLC for such period as determined in accordance with the accounting method used by the LLC for federal income tax purposes with the following adjustments: (i) any income of the LLC that is exempt from federal income taxation and not otherwise taken into account in computing Net Income (Loss) shall be added to such taxable income or loss; (ii) if the Carrying Value of any asset differs from its adjusted tax basis for federal income tax purposes, any depreciation, amortization or gain resulting from a disposition of such asset shall be calculated with reference to such Carrying Value; (iii) upon an adjustment to the Carrying Value of any asset, pursuant to the definition of Carrying Value, the amount of the adjustment shall be included as gain or loss in computing such taxable income or loss; and (iv) except for items in (i) above, any expenditures of the LLC not deductible in computing taxable income or loss, not properly capitalizable and not otherwise taken into account in computing Net Income (Loss) pursuant to this definition shall be treated as deductible items.

          "90 Day Period" has the meaning set forth in Section 9.3(a)(iii).
           -------------

          "Noncompete Period" has the meaning set forth in Section 10.13(a)(i).
           -----------------

          "Non-Demanding Members" shall have the meaning ascribed to such term
           ---------------------
     in Section 9.3(a)(ii).

          "Offer" shall have the meaning as ascribed to such term in Section
           -----
     9.7.

          "Offeree" has the meaning set forth in Section 9.7.
           -------

          "Offeror" shall have the meaning as ascribed to such term in Section
           -------
     9.7.

          "Organizational Expenses" means all costs and expenses of the LLC and
           -----------------------
     the Managing Member arising out of or relating to this Agreement, the Merger, the Merger Agreement or the transactions contemplated hereby and thereby, including all fees and expenses of counsel to the LLC and the Managing Member.

          "Original Agreement" has the meaning ascribed to such term in the
           ------------------
     recitals hereto.

          "Parent" has the meaning ascribed to such term in the preamble hereto.
           ------

          "Parent Common Stock" means the common stock, $.01 par value per
           -------------------
     share, of Parent.

          "Percentage Interest" means, with respect to any Member, such Member's
           -------------------
     Interest expressed as a percentage of all Interests of all Members, determined by dividing the number of Allocated Shares allocated to such Member by the total number of Allocated Shares then outstanding and allocated to all Members. The Percentage Interests of the Members initially will be determined by reference to Schedule 1.

          "Permitted Transferee" has the meaning ascribed to such term in
           --------------------
     Section 8.2.

          "Person" means any individual, company, joint venture, corporation,
           ------
     partnership, limited liability company, trust, unincorporated organization or government or any department or agency thereof.

          "Post Offering Purchase" has the meaning set forth in Section
           ----------------------
     9.3(a)(iii).

          "Proceeds" shall have the meaning ascribed to such term in Section
           --------
     5.2(a).

          "Public Offering" shall mean the sale of Parent Common Stock to the
           ---------------
     public pursuant to an effective registration statement filed under the Securities Act, which results in an active trading market in such securities (it being understood that such an active trading market shall be deemed to exist if, without limitation, such securities are listed on a national securities exchange or on the NASDAQ National Market).

          "Restricted Group" shall have the meaning as ascribed to such term in
           ----------------
     Section 10.13(a)(i).

          "Rule 144 Request" has the meaning set forth in Section 9.8.
           ----------------

          "Sale Notice" has the meaning set forth in Section 9.7.
           -----------

          "SEC" means the Securities and Exchange Commission or any other
           ---
     federal agency at the time administering the Securities Act or the Exchange Act.

          "Securities Act" means the Securities Act of 1933, as amended.
           --------------

          "Share Permitted Transferee" has the meaning set forth in Section 9.9.
           --------------------------

          "Shares" shall mean the Shares of Parent Common Stock owned by the LLC
           ------
     following the effective time of the Acquisition Merger and shall include the shares or other securities of Parent that are distributed in respect of such Common Stock and the shares or other securities of any other issuer for which such shares of Common Stock shall be exchanged or into which such shares of Common Stock shall be converted.

          "Stockholders' Agreement" means that certain Stockholders' Agreement
           -----------------------
     dated as of the date hereof among the LLC, Parent, the Company, the Members and [other management stockholders].

          "Tagging Stockholder" has the meaning set forth in Section 9.4(a).
           -------------------

          "Tagging Unitholder" shall have the meaning ascribed to such term in
           ------------------
     Section 8.3(a).

          "Tax Matters Member" shall have the meaning ascribed to such term in
           ------------------
     Section 6.2.

          "Third Party" shall mean any Person other than the Members, Parent,
           -----------
     the Company and their respective Affiliates.

          "transfer" shall have the meaning ascribed to such term in Section
           --------
     8.1.

          "Transfer" shall have the meaning ascribed to such term in Section
           --------
     9.1.

          "Transferring Stockholder" has the meaning set forth in Section
           ------------------------
     9.4(a).

          "Transferring Unitholder" shall have the meaning ascribed to such term
           -----------------------
     in Section 8.3(a).

          "Unit" means a fractional share of the Interests of all Members.  The
           ----
     number of Units outstanding and the holders thereof are set forth on
     Schedule 1, as such Schedule may be amended from time to time pursuant to
     Section 3.1.

          "Vestar Member" has the meaning ascribed to such term in the preamble
           -------------
     hereto.


                                  ARTICLE II

                              General Provisions
                              ------------------

          SECTION 2.1  Formation.  The LLC was formed under the provisions of
                       ---------
     the LLC Act. The Vestar Member is hereby appointed the Managing Member of the LLC. The Members hereby agree to continue the LLC as a limited liability company pursuant to the Act, upon the terms and subject to the conditions set forth in this Agreement. The Managing Member is hereby designated as an authorized person, within the meaning of the LLC Act, to execute, deliver and file any amendments and/or restatements of the Certificate and any other certificates necessary for the LLC to qualify to do business in a jurisdiction in which the LLC may wish to conduct business. The execution by the Managing Member alone of any of the foregoing certificates (and any amendments and/or restatements thereof) shall be sufficient.

          SECTION 2.2  Name.  The LLC shall conduct its activities under the
                       ----
     name of Vestar/Gray Investors LLC or such other name as the Managing Member shall determine in accordance with this Section 2.2. The Managing Member shall have the power at any time to change the name of the LLC; provided,
                                                                     --------
     that the name shall always contain the words "Limited Liability Company" or the letters "LLC". Prompt notice of any such change shall be given to each Member.

          SECTION 2.3  Term.  The term of the LLC commenced on the date of the
                       ----
     filing of the Certificate and shall continue until the earlier of (a) December 31, 2009 and (b) such time as the Vestar Member does not own at least 10% of the total number of Allocated Shares allocated to such Vestar Member immediately following the Effective Time of the Acquisition Merger, unless sooner dissolved, wound up and terminated in accordance with Article VII; notwithstanding any termination of the LLC, the agreements of the parties set forth in Section 10.13 shall survive the termination of this Agreement in accordance with their terms.

          SECTION 2.4  Purpose; Powers.  (a)  The purposes of the LLC shall be
                       ---------------
     to (i) acquire Shares of Company Common Stock from the Gray Members, (ii) hold Shares that may be issued in exchange for Shares of Company Common Stock in the Reorganization Merger referred to in the Merger Agreement,
     (iii) purchase and acquire 100% of the capital stock of Acquisition, (iv) hold Shares that may be issued in exchange for Shares of the capital stock of Acquisition in the Acquisition Merger referred to in the Merger Agreement, and (v) do all things necessary or incidental to the foregoing, including exercising the rights of a holder of shares of Company Common Stock and its rights under the Stockholders' Agreement.

          (b) In furtherance of its purposes, the LLC shall have all powers necessary, suitable or convenient for the accomplishment of its purposes, alone or with others, including the following, subject to the terms of this
     Agreement:

               (i) to receive, hold and otherwise exercise all rights, powers, privileges and other incidents of ownership or possession with respect to the Shares held by the LLC, including, but not limited to (A) exercising all voting and other corporate governance rights available to holders of Shares, (B) receiving and investing any cash dividends declared and paid by Parent in respect of the Shares owned from time to time by the LLC or any other cash or cash equivalents owned by the LLC from time to time and (C) selling, pledging, transferring or otherwise disposing of the Shares held by the LLC;

               (ii) to open, maintain and close bank accounts and draw checks and other orders for the payment of moneys;

               (iii) to engage accountants, custodians, attorneys, investment bankers and other advisors as may be necessary or advisable for the due and proper administration of the LLC Assets, and to compensate them as may be reasonably necessary or advisable;

               (iv) to enter into, make and perform all contracts, agreements and other undertakings as may be necessary or advisable or incident to carrying out its purposes; and

               (v) to distribute at any time and from time to time to Members cash or investments or other property of the LLC, or any combination thereof.

          SECTION 2.5  Place of Business.  The LLC shall maintain a registered
                       -----------------
office at CT Corporation System, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801, or such other office within the State of Delaware as the Managing Member determines. The LLC shall maintain an office and principal place of business at 1225 17th Street, Suite 1660, Denver, Colorado 80202 or at such other place as the Managing Member may from time to time determine to be its principal place of business. The name and address of the LLC's registered agent as of the date of this Agreement is CT Corporation System, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

          SECTION 2.6  Business Transactions of a Member with the LLC.  In
                       ----------------------------------------------
accordance with section 18-107 of the Act, and except as otherwise provided in this Agreement, a Member may (but shall be under no obligation to) lend money to, borrow money from, act as surety, guarantor or endorser for, guarantee or assume one or more specific obligations of, provide collateral for, and transact other business with, the LLC and, subject to applicable law, shall have the same rights and obligations with respect to any such matter as a person who is not a Member.

          SECTION 2.7  Fiscal Year.  The fiscal year of the LLC (the "Fiscal
                       -----------
Year") for financial statement and Federal income tax purposes shall, except as otherwise required in accordance with the Code, end on October 31 of each year.

          SECTION 2.8  No State-Law Partnership.  The Members intend that the
                       ------------------------
LLC not be a partnership (including, without limitation, a limited partnership) or joint venture and that no Member be an agent, partner or joint venturer of any other Member for any purposes other than Federal and state tax purposes, and this agreement shall not be construed to suggest otherwise.


                                 ARTICLE III

                             Members and Interests
                             ---------------------

          SECTION 3.1  Members.  Each Member's Interest in the LLC shall be
                       -------
represented by Units. Schedule 1 hereto contains the name and address and number of Units owned by each Member as of the date of this Agreement. Schedule 1 shall be revised by the Managing Member from time to time to reflect the admission or withdrawal of a Member or the issuance, transfer, assignment, redemption, relinquishment to the LLC or other cancellation of Units in the LLC in accordance with the terms of this Agreement and other modifications to or changes in the information set forth therein.

          SECTION 3.2  Certificates.  Interests in the LLC may be evidenced by a
                       ------------
certificate of limited liability company interest issued by the LLC. Such Certificates shall bear the following legend:

          "THE SECURITIES EVIDENCED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED OR ASSIGNED TO ANY PERSON EXCEPT IN ACCORDANCE WITH ARTICLE VIII OF THE AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF VESTAR/GRAY INVESTORS LLC DATED AS OF [ ], 1999."

          SECTION 3.3  Liability of Members.  Except as otherwise expressly
                       --------------------
required by law, all debts, obligations and liabilities of the LLC, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the LLC, and no Member shall be obligated personally for any such debt, obligation or liability of the LLC solely by reason of being a Member.

          SECTION 3.4  Access to and Confidentiality.  (a) Each Member shall
                       -----------------------------
have the right to obtain from the LLC from time to time upon reasonable demand for any purpose reasonably related to the Member's interest as a Member of the LLC the documents and other information described in section 18-305(a) of the Act.

          (b) Any demand by a Member pursuant to this Section 3.4 shall be in writing and shall state the purpose of such demand.

                                  ARTICLE IV

                      Management and Operation of the LLC
                      -----------------------------------

          SECTION 4.1  Management.  (a) Except as set forth in Section 4.1(b),
                       ----------
the management, control and operation of the LLC shall be vested exclusively in the Managing Member, and no other Member shall have any right to participate in or exercise control or management power over the business and affairs of the LLC. Except as set forth in Section 4.1(b), the Managing Member shall have full power and authority and absolute discretion to do all things deemed necessary or desirable by it to conduct the business of the LLC on behalf and in the name of the LLC.

          (b) Notwithstanding anything in this Agreement to the contrary, the Managing Member shall not take any of the following actions on behalf of the LLC without the prior written consent of the Gray Members:

          (i) the conduct of any business by the LLC other than in accordance with the purposes of the LLC enumerated in Section 2.4;

          (ii) any Transfer of the Gray Members' Allocated Shares except pursuant to this Agreement;

          (iii) any voting of the Gray Members' Allocated Shares except pursuant to this Agreement; and

          (iv) the amendment of this Agreement other than pursuant to Section 10.7.

          SECTION 4.2  Certain Duties and Obligations of the Members.  No Member
                       ---------------------------------------------
shall take any action so as to cause the LLC to be classified for federal income tax purposes as an association taxable as a corporation and not as a partnership.

          SECTION 4.3  Indemnification of the Managing Member.  The LLC shall
                       --------------------------------------
indemnify and hold harmless the Managing Member, its Affiliates and its respective officers, directors, employees, partners and agents and the heirs, executors, successors and assigns of each of the foregoing (individually, an "Indemnitee") from and against any and all losses, claims, demands, costs,
-----------
damages, liabilities, joint and several, expenses of any nature (including reasonable attorneys' fees and disbursements), judgments, fines, settlements and other amounts arising from any and all claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, in which the Indemnitee was involved or may be involved, or threatened to be involved, as a party or otherwise, arising out of or in connection with the business of the LLC, the Managing Member's status as Managing Member or any action taken by the Managing Member under this Agreement or otherwise on behalf of the LLC, regardless of whether the Indemnitee continues to be the Managing Member, an Affiliate, or an officer, director, employee or agent of the Managing Member at the time any such liability or expense is paid or incurred, to the fullest extent permitted by the LLC Act and all other applicable laws; provided, that an
                                                               --------
Indemnitee shall be entitled to indemnification hereunder only to the extent that such Indemnitee's conduct did not constitute gross negligence or willful misconduct. The termination of any proceeding by settlement, judgment, order, conviction, or upon a plea of nolo contendere or its equivalent shall not, of
                              ---- ----------
itself, create a presumption that such Indemnitee's conduct constituted gross negligence or willful misconduct. The right of any Indemnitee to the indemnification provided herein shall be cumulative of, and in addition to, any and all rights to which such Indemnitee may otherwise be entitled by contract or as a matter of law or equity and shall extend to such Indemnitee's successors, assigns and legal representatives. Any indemnification under this Section 4.3 (unless ordered by a court) shall be made by the LLC except only in the specific case upon a determination, upon clear and convincing evidence that indemnification of the Managing Member, officer, director, employee, partner or agent is not proper in the circumstances because he has not met the applicable standard of conduct as set forth in this Section 4.3.

          SECTION 4.4  Expenses.  Expenses incurred by an Indemnitee in
                       --------
defending any claim, demand, action, suit or proceeding subject to Section 4.3 shall, from time to time, be advanced by the LLC prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the LLC of an undertaking reasonably acceptable in form and substance to the Managing Member by or on behalf of the Indemnitee to repay such amount if it shall be determined that such Person is not entitled to be indemnified as authorized in Section 4.3. Such expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Managing Member deems appropriate.

          SECTION 4.5  Indemnification Rights Non-Exclusive.  The
                       ------------------------------------
Indemnification provided by Section 4.3 shall be in addition to any other rights to which those indemnified may be entitled under any agreement as a matter of law or equity or otherwise, both as to action in the Indemnitee's capacity as the Managing Member, as an Affiliate or as an officer, director, employee or agent of the Managing Member and as to any action in another capacity, and shall continue as to an Indemnitee who has ceased to serve in such capacity and shall inure to the benefit of the heirs, successors, assigns and administrators of the Indemnitee.

          SECTION 4.6  Insurance.  The LLC may purchase and maintain insurance,
                       ---------
at the LLC's expenses, on behalf of the Managing Member and such other Persons as the Managing Member shall determine, against any liability that may be asserted against, or any expense that may be incurred by, such Person in connection with the activities of the LLC and/or the Managing Member's acts or omissions as the Managing Member of the LLC regardless of whether the LLC would have the power to indemnify such Person against such liability under the provisions of this Agreement.

          SECTION 4.7  Assets of the LLC.  Any indemnification under Section 4.3
                       -----------------
shall be satisfied solely out of the assets of the LLC. No Member shall be subject to personal liability or required to fund or cause to be funded any obligation by reason of these indemnification provisions.

          SECTION 4.8  Loans to the LLC.  In the event the Managing Member
                       ----------------
determines at any time or from time to time that the LLC requires or will shortly require additional funds to pay any costs and expenses of the LLC, the Managing Member may advance funds to the LLC in the form of a loan, which loan shall bear interest at the Vestar Member's cost of funds. Notwithstanding anything in this Agreement to the contrary, all such loans shall be repaid in full (including any interest accrued thereon) prior to the LLC making any cash distributions to the Members pursuant this Agreement, including pursuant to
Section 5.2 or 7.3.

          SECTION 4.9  Voting of Shares
                       ----------------

     (a)   Proportional Voting.  Subject to Section 4.9(b), the Managing Member
           -------------------
shall vote the Shares and/or exercise any consents relating to the Shares as directed in writing by the Members in proportion to their Percentage Interests.

     (b)   Election of Directors.
           ---------------------

          (A) The Managing Member hereby agrees that so long as this Agreement shall remain in effect, it will vote all of the Shares so as to elect and, during such period, to continue in office a Board of Directors of the Parent and the Company, each consisting solely of the following:

           (i) 3 designees of the Vestar Member (so long as the Vestar Member and its Affiliates are allocated an aggregate number of Allocated Shares not less than one-half (1/2) of the number of Allocated Shares allocated to the Vestar Member on the date of execution and delivery of this Agreement)
               or, if the foregoing condition is not satisfied, 2 designees of the Vestar Member (so long as the Vestar Member and its Affiliates are allocated an aggregate number of Allocated Shares not less than one-third (1/3) of the total number of Allocated Shares allocated to the Vestar Member on the date of its execution and delivery of this Agreement) or, if the foregoing condition is not satisfied, 1 designee of the Vestar Member (so long as the Vestar Member and its Affiliates are allocated an aggregate number of Allocated Shares not less than one-tenth (1/10) of the total number of Allocated Shares allocated to the Vestar Member immediately following the Effective Time of the Acquisition Merger), provided, however, that so long as the Gray
                                    --------  -------
               Members have the right to appoint at least 1 designee and the Vestar Member (and its Affiliates) has more Allocated Shares allocated to it than the aggregate number of Allocated Shares allocated to the Gray Members (and their Permitted Transferees) the Vestar Member shall have the right to appoint at least as many designees as the Gray Members; and

          (ii) 2 designees of the Gray Members (so long as the Gray Members and their respective Affiliates are allocated an aggregate number of Allocated Shares not less than one-half (1/2) of the number of Allocated Shares allocated to the Gray Members on the date of their execution and delivery of this Agreement) or, if the foregoing condition is not satisfied, 1 designee of the Gray Members (so long as the Gray Members and their respective Affiliates are allocated an aggregate number of Allocated Shares not less than one-fifth (1/5) of the number of Allocated Shares allocated to the Gray Members immediately following the Effective Time of the Acquisition Merger).

          (B) If at any time during the period specified in paragraph (A) above, the Vestar Member or the Gray Members shall notify the other Stockholders of its or their desire to remove, with or without Cause, any director of the Parent or of the Company previously designated by it or them, each Member shall vote all of the Allocated Shares attributable to it so as to remove such director.

          (C) If at any time during the period specified in paragraph (A) above, any director previously designated by the Vestar Member or the Gray Members ceases to serve on the Board of Directors of the Parent or the Company (whether by reason of death, resignation, removal or otherwise), the Member who designated such director shall be entitled to designate a successor director to fill the vacancy created thereby.

          (D) The parties hereto hereby acknowledge that any individual designated as a director of the Parent or of the Company may be removed for Cause pursuant to the Parent's (or the Company's) by-laws and applicable law with or without the consent of the Member which designated such individual. No such removal of an individual designated pursuant to this Section 2.1 shall affect any of the Stockholders' rights to designate a different individual pursuant to this Section 2.1.

          (E) No fees shall be paid by the Parent or any of its subsidiaries to any member of the Board of Directors in his capacity as such; provided that the
                                                              --------
foregoing shall not limit reimbursement of expenses in accordance with the expense reimbursement policy of the Parent and its subsidiaries; and provided
                                                                     --------
further, that it is understood that the Parent shall pay an advisory fee to
-------
Vestar Capital Partners, an affiliate of the Vestar Member, in the amount of $500,000 per year pursuant to an advisory agreement to be entered into between Vestar Capital Partners and Parent.

     (c) Other Voting Matters.  Each Member agrees that, so long as this
         --------------------
Agreement shall remain in effect and (i) the Vestar Member and its Affiliates beneficially own not less than 50% of the Percentage Interest held by them on the date hereof, and (ii) the LLC holds Shares representing not less than 25% of the voting power of Parent, each Member will direct the LLC to vote all of the Allocated Shares allocated to such Member to ratify, approve and adopt any and all actions adopted or approved by the Board of Directors of the Parent.

     (d) Upon instruction received from any Member, the Managing Member, unless the Managing Member reasonably believes that any such action would be unlawful, or would have a material adverse effect upon the LLC, shall exercise, in accordance with such Member's instructions, any rights of a stockholder with respect to the Allocated Shares allocated to such Member, other than voting (which is dealt with in Section 4.9(a), (b) and (c)) or transfer (which is dealt with in Articles VIII and IX).


                                   ARTICLE V

                            Capital Contributions;
                            ----------------------
                                 Distributions
                                 -------------

          SECTION 5.1  Capital Contributions.  No Member shall be required to
                       ---------------------
make a Capital Contribution to the LLC except as set forth in Schedule 2. No Member shall have any obligation to restore any negative balance in the Member's Capital Account upon liquidation of the LLC. No Member shall be entitled to withdraw all or any part of its Capital Contributions except as expressly provided in this Agreement. No interest shall be payable by the LLC on the Capital Contributions of any Member except as otherwise provided herein.

          SECTION 5.2  Distributions.
                       -------------

          (a) Distributions With Respect to Allocated Shares  With respect to
              ----------------------------------------------
any Transfer of Shares by the LLC pursuant to Article IX hereof, the LLC shall distribute the proceeds it receives from such Transfer and any reimbursements it receives in connection with such Transfer less any and all unreimbursed costs, fees and expenses incurred and paid for by the LLC in connection with such Transfer (the "Proceeds") to the Member(s) whose Allocated Shares were included
               --------
in such Transfer, pro rata on the basis of the number of Allocated Shares
                  --- ----
actually included in such Transfer, and with respect to cash and any other property received by the LLC as a distribution in respect of the Allocated Shares (including any property received as consideration in respect of the Shares in a merger or other business combination), the LLC shall distribute such cash or other property pro rata to the Members to which such Allocated Shares
                       --- ----
were allocated as of the date upon which the LLC received such distribution. All distributions to be made pursuant to this Section 5.2(a) shall be made by the LLC within three Business Days of its receipt of the Proceeds.

          (b) Other Property.  Distributions of property other than those
              --------------
described in Section 5.2(a) shall be made if, as and when determined by the Managing Member in its sole and absolute discretion. Each distribution of such property shall be distributed to the Members in proportion to their respective Percentage Interests at the time the cash or other property being distributed is received by the LLC.

          (c) The parties hereto acknowledge and agree that notwithstanding that the provisions of this Article V and Article VII hereof make reference only to Members, the distributions and allocations provided for in this Article V and
Article VII hereof shall also apply to Permitted Transferees.

          SECTION 5.3  Limitations on Distributions.  The LLC shall not make a
                       ----------------------------
distribution to a Member if such distribution would violate the LLC Act.


                                 ARTICLE VI

         Books and Reports; Tax Matters; Capital Accounts; Allocations
         -------------------------------------------------------------

          SECTION 6.1  General Accounting Matters.  (a)  Each Member shall be
                       --------------------------
supplied with the LLC information necessary to enable such Member to prepare in a timely manner its Federal, state and local income tax returns and such other financial or other statements and reports that the Managing Member deems appropriate.

          (b) The Managing Member shall keep or cause to be kept books and records pertaining to the LLC's business showing all of its assets and liabilities, receipts and disbursements, realized profits and losses, Members' Capital Accounts and all transactions entered into by the LLC. Such books and records of the LLC shall be kept at the office of the LLC and the Members and their representatives shall at all reasonable times have free access thereto for the purpose of inspecting or copying the same. The LLC's books of account shall be kept on an accrual basis or as otherwise provided by the Managing Member and otherwise in accordance with GAAP, except that for income tax purposes such books shall be kept in accordance with applicable tax accounting principles.

          (c) All determinations, valuations and other matters of judgment required to be made for accounting and tax purposes under this Agreement shall be made by or under the direction of the Managing Member and shall be conclusive and binding on all Members, former Members, their successors or legal representatives and any other Person except for manifest errors or fraud, and to the fullest extent permitted by law no such Person shall have the right to an accounting or an appraisal of the assets of the LLC or any successor thereto except for manifest errors or fraud.

          (d) The LLC shall promptly supply each Member with copies of all information distributed to it by the Parent pursuant to Section 5.14 of the Stockholders' Agreement.

          SECTION 6.2  Certain Tax Matters.  The taxable year of the LLC shall
                       -------------------
be the same as its Fiscal Year. The Tax Matters Member shall cause to be prepared all federal, state and local tax returns of the LLC for each year for which such returns are required to be filed and shall cause such returns to be timely filed. The Tax Matters Member shall determine the appropriate treatment of each item of income, gain, loss, deduction and credit of the LLC and the accounting methods and conventions under the tax laws of the United States, the several states and other relevant jurisdictions as to the treatment of any such item or any other method or procedure related to the preparation of such tax returns. The Tax Matters Member shall make the election to amortize Organizational Expenses pursuant to section 709 of the Code and the regulation promulgated thereunder. In addition, the Tax Matters Member, in its sole and absolute discretion, may cause the LLC to make or refrain from making any and all other elections permitted by the tax laws of the United States, the several states and other relevant jurisdictions (including, but not limited to, the election provided for in section 754 of the Code). The "tax matters partner" for purposes of section 6231(a)(7) of the Code (the "Tax Matters Member") shall
                                                     ------------------
be the Managing Member. The Tax Matters Member shall have all of the rights, duties, powers and obligations provided for in sections 6221 through 6234 of the Code with respect to the LLC.

          SECTION 6.3  Capital Accounts.  There shall be established for each
                       ----------------
Member on the books of the LLC as of the date hereof, or such later date on which such Member is admitted to the LLC, a capital account (each being a

"Capital Account").  Each Capital Contribution shall be credited to the Capital
----------------
Account of such Member on the date such contribution of capital is paid to the LLC. In addition, each Member's Capital Account shall be (a) credited with such Member's allocable share of any Net Income of the LLC, (b) debited with (i) distributions to such Member of cash or the fair market value of other property and (ii) such Member's allocable share of Net Loss of the LLC and expenditures of the LLC described or treated under section 704(b) of the Code as described in section 705(a)(2)(B) of the Code, and (c) otherwise maintained in accordance with the provisions of the Code. Any other item which is required to be reflected in a Member's Capital Account under section 704(b) of the Code or otherwise under this Agreement shall be so reflected. Capital Accounts shall be appropriately adjusted to reflect transfers of part (but not all) of a Member's Interest. Interest shall not be payable on Capital Account balances. Notwithstanding anything to the contrary contained in this Agreement, the LLC shall maintain the Capital Accounts of the Members in accordance with the principles and requirements set forth in section 704(b) of the Code and Regulations section 1.704-1(b)(2)(iv).

          SECTION 6.4  Allocations.  (a)  Net Income and Losses shall be
                       -----------
allocated among the Members in accordance with their Percentage Interests provided, however, that Net Income and Losses with respect to any Transfer of
--------  -------
Allocated Shares shall be allocated to the Member(s) whose Allocated Shares were included in such Transfer, pro rata on the basis of the number of such Allocated
                           --- ----
Shares included in such Transfer.

          (b) For income tax purposes only, each item of income, gain, loss and deduction of the LLC shall be allocated among the Members in the same manner as the corresponding items of Net Income (Loss) and specially allocated items are allocated for Capital Account purposes; provided that in the case of any
                                            --------
asset of the LLC the Carrying Value of which differs from its adjusted tax basis for U.S. federal income tax purposes, income, gain, loss and deduction with respect to such asset shall be allocated solely for income tax purposes in accordance with the principles of sections 704(b) and (c) of the Code (in any manner determined by the Managing Member) so as to take account of the difference between Carrying Value and adjusted basis of such asset.

                                  ARTICLE VII

                                  Dissolution
                                  -----------

          SECTION 7.1  Dissolution.  (a)  No Member shall have the right to
                       -----------
terminate this agreement or dissolve the LLC or withdraw or otherwise retire or resign as a Member except pursuant to the prior written consent of (i) the Managing Manager and (ii) Members representing more than 85% of the Percentage Interests. Any purported withdrawal, retirement or resignation without such prior written consent shall be void and of no effect. Except as expressly provided for herein, a Member may not withdraw capital from the LLC.

          (b) The LLC shall be dissolved and, except as specifically provided herein, this Agreement shall terminate, upon the first to occur of any of the following:

               (i)   December 31, 2009;

               (ii) the bankruptcy, dissolution, resignation, or expulsion of the Managing Member;

               (iii) the sale, in one transaction or in a series of directly related transactions, of all of the assets of the LLC;

               (iv) the unanimous agreement of the Managing Member and the Gray Members to dissolve the LLC; or

               (v) on or after the earlier of (A) the consummation of a Public Offering and (B) the fifth anniversary of the date hereof, upon the request of the Vestar Member or the Gray Members.

     Except as expressly set forth above, there are no other events pursuant to which the LLC shall be dissolved and its affairs wound up. Furthermore, no Member, except pursuant to the written consent of the Managing Member, shall wind up or attempt to wind up the LLC. The LLC shall not be dissolved upon the bankruptcy, any other bankruptcy event, if any, described in the LLC Act, dissolution, death, insanity, retirement, resignation or expulsion of any Member which is not the Managing Member. Each Member agrees not to apply for judicial dissolution pursuant to Section 18-802 of the Delaware Limited Liability Parent Act prior to June 30, 2004.

          SECTION 7.2  Votes of Members.  If an act or other event described in
                       ----------------
Section 7.1(b) (ii) hereof occurs and the Members owning a majority of the profits interests and a majority of the capital interests owned by all the Members (excluding the Managing Member) within 90 days of the date of such act or event, elect in writing to continue the business of the LLC such event or other act shall not constitute a dissolution of the LLC.

          SECTION 7.3  Winding-up; Final Distributions.  (a) When the LLC is
                       -------------------------------
dissolved, the business and property of the LLC shall be wound up and liquidated by the Managing Member or, by such liquidating trustee as may be appointed by the Managing Member (the Managing Member or such liquidating trustee, as the case may be, being hereinafter referred to as the "Liquidator"). In the event
                                                   ----------
of a dissolution under the circumstances described in any of Section 7.1(b)(i),
(iv) or (v), after satisfying the obligations of clauses (i), (ii), (iii) and
(iv) below, the Shares shall be distributed pro rata to the Members in accordance with their respective Percentage Interests. In all other circumstances, the Liquidator shall use its best efforts to reduce to cash and cash equivalent items such assets of the LLC as the Liquidator shall deem it advisable to sell, subject to obtaining fair value for such assets and any tax or other legal considerations. The Liquidator shall be responsible for winding up and terminating the affairs of the LLC and shall determine all matters in connection therewith (including, without limitation, the arrangements to be made with creditors, to what extent and under what terms the assets of the LLC are to be sold, and the amount or necessity of cash reserves to cover contingent liabilities) as the Liquidator deems advisable and proper; and all decisions of the Liquidator shall be made in accordance with the fiduciary duty owed by the Liquidator to the LLC and each of the Members, and any disposition of the properties of the LLC shall be by auction with prior notice to all Persons who were Members at the time of the dissolution. The Liquidator shall thereafter liquidate the assets of the LLC as promptly as is consistent with obtaining the fair market value thereof, and the proceeds therefrom, to the extent sufficient therefor, shall be applied and distributed in the following manner and order:

               (i) to the payment of the expenses of the winding-up, liquidation and dissolution of the LLC;

               (ii) to pay all creditors of the LLC, other than Members, either by the payment thereof or the making of reasonable provision therefor;

               (iii) to establish reserves, in amounts established by the Members or such Liquidator, to meet other liabilities of the LLC; and

               (iv) to pay, in accordance with the provisions of this agreement applicable to such loans or in accordance with the terms agreed among them and otherwise on a pro rata basis, all creditors of the LLC that
                                  --- ----
          are Members, either by the payment thereof or the making of reasonable provisions therefor.

     The remaining assets of the LLC shall be applied and distributed in accordance with Section 5.2.

          (b) Notwithstanding anything to the contrary in Section 7.3(a) hereof, the Liquidator shall not sell any Allocated Shares of a Member without the express written consent of such Member. Without such consent, any Allocated Shares of such Member shall be distributed to such Member.

          (c) After all of the assets of the LLC have been distributed, the LLC shall terminate; if at any time thereafter any funds in any cash reserve fund referred to in Section 7.3(a) hereof are released because the need for such cash reserve fund has ended, such funds shall be distributed to the Members in the same manner as if such distribution had been made pursuant to clauses (i) through (iv) of Section 7.3(a) hereof.

          SECTION 7.4  Further Assurances.  Following the dissolution of the LLC
                       ------------------
other than under the circumstances described in Section 7.1(b)(iii), the Shares shall be distributed to the Members in accordance with their respective Percentage Interests, and the Member's rights thereto shall be governed by the Stockholders' Agreement, and each Member agrees that so long as the Stockholders' Agreement remains in effect it will take all actions, and execute all amendments or modifications to the Stockholders' Agreement and all other certificates, agreements or other documents reasonably necessary to effect the intentions of this Agreement and to ensure that each Member shall remain bound by the terms of the Stockholders' Agreement with respect to the Allocated Shares allocated to such Member to the same extent as it is bound by this Agreement.


                                 ARTICLE VIII

                          Transfer of Member's Units
                          --------------------------

          SECTION 8.1  Transfers to be Made Only as Permitted or Required by
                       -----------------------------------------------------
this Agreement.  Subject to Section 8.2, the Gray Members may not, directly or
--------------
indirectly, sell, assign, transfer, pledge or otherwise encumber or dispose of (for purposes of this Article VIII, a "transfer") any Interests, except as
                                       --------
specifically permitted or required by this Article VIII; any other purported transfer shall be void and of no effect. The Vestar Member may transfer any Interests freely, subject to Section 8.3 and, in the case of transfers to its Affiliates, subject to written agreement by the transferee (in form and substance reasonably satisfactory to the Managing Member) to be bound by this Agreement as if the transferee were the transferring Member.

          SECTION 8.2  Permitted Transfers.  The Gray Members may transfer any
                       -------------------
of their Interests to (i) their respective beneficiaries, spouses, parents or descendants or any executor, estate, trustee of the Gray Family Trust or the Kelly Gray Trust (as applicable), guardian, committee, trustee or other fiduciary acting as such on behalf or for the benefit of any such spouse, parent or descendant (the Gray Members' "Family Group") or (ii) any trust, corporation,
                                  ------------
partnership or limited liability company, all of the beneficial interests in which shall be held, directly or indirectly, by the Gray Members and/or one or more of the Family Group of the Gray Members; provided, however, that during the period that any
                           --------  -------
such trust, corporation, partnership or limited liability company holds any right, title or interest in any Interest, no person other than the Gray Members or the Family Group of the Gray Members may be or become beneficiaries, stockholders or general partners or members thereof. No transfer pursuant to this Section 8.2 shall be valid unless the transferee agrees in writing (in form and substance reasonably satisfactory to the Managing Member) to be bound by this Agreement as if the transferee were the transferring Member. A transferee under Section 8.1 or 8.2 is referred to as a "Permitted Transferee."
                                              --------------------

          SECTION 8.3  Tag-Along Rights.  (a)  So long as this Agreement shall
                       ----------------
remain in effect, unless a Public Offering shall have occurred, with respect to any proposed transfer by the Vestar Member or any of its Affiliates (in such capacity, a "Transferring Unitholder") of Units (excluding any transfers by the
             -----------------------
Vestar Member to its Affiliates), the Transferring Unitholder shall have the obligation, and each other Member and its Permitted Transferees shall have the right (such Member and its Permitted Transferees that exercise such right being a "Tagging Unitholder") to require the proposed transferee to purchase from each
   ------------------
holder of Units a number of Units up to the product (rounded up to the nearest whole number) of (i) the quotient determined by dividing (A) the aggregate number of Units beneficially owned by such Tagging Unitholder and sought by the Tagging Unitholder to be included in the contemplated transfer by (B) the aggregate number of Units beneficially owned by the Transferring Unitholder and the aggregate number of Units beneficially owned by all Tagging Unitholders and sought by all Tagging Unitholders to be included in the contemplated transfer and (ii) the total number of Units proposed to be acquired by the transferee in the contemplated transfer, and at the same price per Unit and upon the same terms and conditions (including, without limitation, time of payment and form of consideration) as to be paid and given to the Transferring Unitholder, provided
                                                                       --------
that in order to be entitled to exercise its right to sell Units to the proposed transferee pursuant to this Section 8.3, a Tagging Unitholder must agree to make to the transferee the same representations, warranties, covenants, indemnities and agreements as the Transferring Unitholder agrees to make in connection with the proposed transfer of the Units by the Transferring Unitholder (except that in the case of representations and warranties pertaining specifically to the Transferring Unitholder, a Tagging Unitholder shall make the comparable representations and warranties pertaining specifically to itself, and except that in the case of covenants or agreements capable of performance only by certain holders of Units, such covenants or agreements shall be made only by such certain holders of Units); and provided further that all representations,
                                    ----------------
warranties, covenants, agreements and indemnities made by the Transferring Unitholder and the Tagging Unitholders pertaining specifically to themselves shall be made by each of them severally and not jointly; and provided further
                                                             -------- -------
that each of the Transferring Unitholder and each Tagging Unitholder shall be severally (but not jointly) liable for breaches of representations, warranties, covenants and agreements of or (in the case of representations and warranties) pertaining to the LLC or Parent and its subsidiaries, as the case may be, and for indemnification obligations arising out of or relating to any such breach or otherwise pertaining to the LLC, on a pro rata basis, such liability of each such Unitholder not to exceed such Unitholder's pro rata portion of the gross proceeds of the sale.

          (b) The Transferring Unitholder shall give notice to all relevant holders of Units and their Permitted Transferees of each proposed transfer giving rise to the rights of the Tagging

Unitholders set forth in the first sentence of Section 8.3(a) at least 30 days prior to the proposed consummation of such transfer, setting forth the name of the Transferring Unitholder, the number of Units proposed to be so transferred, the name and address of the proposed transferee, the proposed amount and form of consideration and other terms and conditions offered by the proposed transferee, and a representation that the proposed transferee has been informed of the tag-along rights provided for in this Section 8.3 and has agreed to purchase Units in accordance with the terms hereof. The tag-along rights provided by this
Section 8.3 must be exercised by each Tagging Unitholder within 15 days following receipt of the notice required by the preceding sentence, by delivery of a written notice to the Transferring Unitholder as the case may be, indicating such Tagging Unitholder's desire to exercise its rights and specifying the number of Units it desires to sell. If the proposed transferee fails to purchase Units from any Tagging Unitholder that has properly exercised its tag-along rights, then the Transferring Unitholder shall not be permitted to make the proposed transfer, and any such attempted transfer shall be void and of no effect.

          (c) If any of the Tagging Unitholders exercise their rights under
Section 8.3(a), the closing of the purchase of Units with respect to which such rights have been exercised shall take place concurrently with the closing of the sale of the Transferring Unitholder's Units. No transfer shall occur pursuant to this Section 8.3 unless the transferee shall agree in writing to become a party to, and be bound by this Agreement to the same extent as its transferor.

          SECTION 8.4 Drag-Along Rights.  So long as this Agreement shall
                      -----------------
remain in effect, if the Vestar Member or any of its Affiliates receives an offer from a Third Party to purchase (whether pursuant to a sale of units, a merger or otherwise) all, but not less than all, outstanding Units subject to this Agreement and such offer is accepted by the Vestar Member, then each holder of Units hereby agrees that it will, if requested by the Vestar Member, transfer all Units owned by it to such Third Party on the terms of the offer so accepted by the Vestar Member, including making the same representations, warranties, covenants, indemnities and agreements that the Vestar Member agrees to make (except that, in the case of representations and warranties pertaining specifically to the Vestar Member, each other holder of Units shall make the comparable representations and warranties pertaining specifically to itself, and except that, in the case of covenants or agreements capable of performance only by certain holders of Units, such covenants or agreements shall be made only by such certain holders of Units, and provided that all representations, warranties, covenants, agreements and indemnities made by the holders of Units pertaining specifically to themselves shall be made by each of them severally and not jointly and provided further that each holder of Units shall be severally (but not jointly) liable for breaches of representations, warranties, covenants and agreements of or (in the case of representations and warranties) pertaining to the LLC, or the Parent and its subsidiaries, as the case may be, and for indemnification obligations arising out of or relating to any such breach or otherwise pertaining to the LLC, on a pro rata basis, such liability of each such holder of Units not to exceed such holder of Units' pro rata portion of the gross proceeds of the sale).

          SECTION 8.5 No Transfers.  Other than as set forth in this agreement,
                      ------------
no Member, without the prior written consent of the Managing Member (which consent may be withheld in the sole discretion of the Managing Member), shall
(i) transfer all or any part of its direct or indirect Interest in the LLC or
(ii) resign as a Member.  Without limiting the limitations set forth in this
Section 8.5, no transfer of any Interest in the LLC may be made unless the transferring Member delivers to the LLC an opinion of counsel stating, or other evidence satisfactory to the LLC, that (i) registration of the transferred Interest in the LLC is not required under the Securities Act, and such transfer shall not violate applicable state securities or blue sky registration requirements in any respect, and (ii) such transfer shall not cause the LLC to be treated as an association taxable as a corporation rather than as a partnership subject to the provisions of Subchapter K of the Code. Any such opinion of counsel shall be rendered by counsel, and shall be in form and substance, reasonably acceptable to the Managing Member and all costs and expenses thereof shall be borne by the transferring Member. In no event shall any Interest in the LLC be transferred to a minor (except pursuant to a bequest by a Member, provided that any right exercised pursuant to this Agreement shall
             --------
be exercised on behalf of such minor by an appropriately appointed custodian under the Uniform Transfers to Minors Act) or an incompetent or in violation of any state or Federal law. No consent to a transfer pursuant to this Section 8.5 shall be construed as a consent to any other transfer of the same or any other Interest or Member.

          SECTION 8.6  Other Transfer Provisions.  If any Interest is
                       -------------------------
transferred during any accounting period pursuant to this Agreement, each item of income, gain, loss, expense, deduction and credit and all other items attributable to such Interest for such period shall be divided and allocated between the transferor and the transferee by taking into account their varying Interests during such period in accordance with section 706(d) of the Code, using any conventions permitted by law and selected by the Managing Member. All distributions on or before the date of such transfer shall be made to the transferor, and all distributions thereafter shall be made to the transferee.

                                  ARTICLE IX

                   The LLC's Registration Rights Relating to
           Shares of Parent Common Stock  and Related Rule 144 Sales
           ---------------------------------------------------------

          SECTION 9.1  Stockholders' Agreement; Transfers of Shares.
                       --------------------------------------------

          (a) The provisions of this Article IX are intended to govern the LLC's exercise of its registration rights under the Stockholders' Agreement and the sale or other disposition by the LLC (any such sale, assignment, transfer, pledge or other encumbrance or disposition of Shares or any interest therein, whether pursuant to a registration or otherwise a "Transfer") of the Shares.
                                                    --------

          (b) The LLC shall exercise its rights under the Stockholders' Agreement, and shall effect Transfers of Shares, only as provided in this
Article IX. Notwithstanding any other provision of this Agreement to the contrary, (i) the rights and obligations of the Members and the LLC pursuant to this Article IX with respect to the Stockholders' Agreement are subject to the provisions of the Stockholders' Agreement and (ii) the rights and obligations of the Members and the LLC with respect to the Stockholders' Agreement and all Transfers of Shares shall be subject to all applicable laws including, without limitation, the Securities Act, the Exchange Act and applicable state securities or blue sky laws.

          (c) Subject to Section 9.5, the rights of any Member to request the registration or the Transfer of any Shares shall be limited to the Allocated Shares allocated to such Member, and upon the Transfer by the LLC of all the Allocated Shares allocated to such Member, and the distribution to such Member of any Proceeds relating to the Transfer of such shares, all rights of such Member under this Article IX shall cease.

          (d) Notwithstanding any provision in this Agreement to the contrary, if the LLC receives advice from the Parent, or if the Managing Member determines in its reasonable judgment, at the time that the LLC receives a request to effect a registration or a Transfer (other than a Transfer to the Parent pursuant to Section 9.13(a) or 9.13(b)), that, as a result of any such registration or Transfer, (i) there would be an adverse effect on a then contemplated public offering of Parent's securities, (ii) the registration and offering would interfere with any material financing, acquisition, corporate reorganization or other material corporate transaction or development involving the Parent that is pending or imminent, (iii) the disclosures that would be required to be made by Parent in connection with such registration or Transfer would be materially harmful to Parent because of transactions then being considered by, or other events then concerning, Parent, or (iv) registration at the time would require the inclusion of pro forma or other information, which requirement Parent is reasonably unable to comply with, and the LLC promptly gives notice of that determination to each Member that has requested such registration or Transfer, which may be a general notice, then the LLC may defer requesting such registration or effecting such Transfer. If the LLC shall so postpone requesting a registration statement, the Demanding Member, in the case of any registration referred to in Section 9.3 hereof, shall have the right to withdraw its or his Demand Request by giving written notice to the LLC within 30 days after the receipt of the notice of the postponement and, in the event of the withdrawal, the Demand Request that was withdrawn shall not be deemed to have been made.

          (e) Notwithstanding the fact that Sections 9.2, 9.3 and 9.4 pertain only to Members, to the extent that any Member has transferred any Interests to a Permitted Transferee, (i) such Permitted Transferee shall be deemed for the purpose of this Article IX to have been apportioned a pro rata share of the
                                                      --- ----
Allocated Shares allocated to such Member (based upon the amount of the Interest transferred), (ii) all such Permitted Transferees shall receive any notice to be provided under this Article IX to the Member and (iii) any notice given or action to be taken by a Member other than an action under Section 9.4 or 9.5, which action shall not require the majority referred to in this clause (iii)) may be given or taken by such Member and the Permitted Transferees of such Member that have been apportioned a majority of the Allocated Shares of the Member and the Permitted Transferees of such Member. Whenever this Article IX shall make a pro rata allocation based upon the number of Allocated Shares
             --- ----
allocated to a Member, such allocation shall be made upon the basis of the Allocated Shares allocated to such Member and the Permitted Transferees of such Member.

          (f) When this Article IX states that the LLC shall cause the Parent to take any action, it shall be interpreted to mean that the LLC shall take such actions as the Managing Member reasonably believes is appropriate to cause the Parent to take such action.

          SECTION 9.2  Exercise of Incidental Registration Rights.
                       ------------------------------------------

          (a) Right to Incidental Registration. Whenever the LLC receives notice
              --------------------------------
that the Parent proposes to register any of its common stock (or securities convertible into or exchangeable or exercisable for common stock) under the Securities Act for its own account or the account of any stockholder of the Parent (other than offerings pursuant to employee plans, a dividend reinvestment plan or a business combination transaction, recapitalization or exchange offer) (an "Incidental Registration"), the LLC shall give prompt written notice to each
     -----------------------
Member of the intention of the Parent to effect such a registration and, subject to Section 9.2(c), shall use all reasonable efforts to cause the Parent to include in such registration all the Shares with respect to which the LLC has received written request specifying the number of Allocated Shares of a Member for inclusion therein within 20 days after receipt of the LLC's notice by each Member (12 days if the Parent gives telephonic notice to the LLC pursuant to Section 4.2(a) of the Stockholders' Agreement).

          (b) Designation of Pricing. Any Member exercising its Incidental
              ----------------------
Registration rights may designate a minimum offering price and maximum underwriting or selling discounts at which the Allocated Shares allocated to such Member may be sold.

          (c) Priority.  If an Incidental Registration pursuant to this Section
              --------
9.2 involves an underwritten offering, the LLC shall not be required to cause the Parent to register any Allocated Shares of any Member unless such Member accepts the terms of the underwriting agreement, to the extent applicable to such Member, and then only in such quantity as shall not, in the opinion of the managing underwriter, exceed the maximum number of shares (or other securities) that can be marketed without materially and adversely affecting the offering, if any, by Parent or the stockholders of Parent, as the case may be. If the managing underwriter advises the LLC in good faith that in its opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering without having an adverse effect on such offering, including the price at which such securities can be sold, then the LLC shall cause Parent to include in such registration the maximum number of Shares that such underwriter advises can be so sold, allocated as follows:

               (i) if such registration was initiated by Parent, (x) first, to the securities Parent proposes to sell, (y) second, among the Shares requested to be included in such registration by the Members, pro rata, on
                                                                   --- ----
     the basis of the number of Allocated Shares allocated to each Member, and
     (z) third, among other securities, if any, requested and otherwise eligible to be included in such registration; and

               (ii) if such registration was initiated by the LLC at the request of any Demanding Member pursuant to Section 9.3, (x) first, among the Allocated Shares requested to be included in such registration by the Members, pro rata, on the basis of the number of Allocated Shares allocated
              --- ----
     to each Member (y) second, to any securities the Parent proposes to sell, and (z) third, among other securities, if any, requested and otherwise eligible to be included in such registration.

          SECTION 9.3  Exercise of Demand Registration Rights  .
                       --------------------------------------

          (a)  Right to Demand.
               ---------------

               (i) At any time when the LLC is permitted by the Stockholders' Agreement, any of (A) the Vestar Member or (B) no earlier than twelve months following the consummation of a Public Offering, any Gray Member or its Permitted Transferees (in each case a "Demanding Member") may request
                                                ----------------
     the LLC to exercise a "Common Stock Request" under the Stockholders' Agreement (a "Demand Request"), provided that in the case of a Gray Member,
                   --------------    --------
     either (x) such Demanding Member shall have proposed to register together with all other Shares proposed to be registered at such time by any other Demanding Member at least 10% of the outstanding Shares, or (y) such Demanding Member shall have proposed to register, together with all of the Shares proposed to be registered at such time by any other Demanding Member, shares having an aggregate Fair Market Value of at least $50 million.

               (ii) Within 10 days after receipt of any Demand Request, the Managing Member shall give written notice of the Demand Request to the other Members (collectively, the "Non-Demanding Members") and shall,
                                       ---------------------
     subject to the provisions of the last paragraph of this Section 9.3(a), use all reasonable efforts to exercise the Demand Registration Right with respect to the Allocated Shares specified in the Demand Request and, subject to Section 9.3(b), to cause the Parent to include in the registration all the additional Shares with respect to which the LLC has received written requests for inclusion therein within 60 days after the receipt of the Demand Request by the Non-Demanding Members.

               (iii) The LLC shall cause the Parent to effect not more than four Demand Registrations on behalf of the Vestar Member and two Demand Registrations in the aggregate on behalf of the Gray Members or their Permitted Transferees pursuant to paragraph (i) of this Section 9.3(a), provided that if for any reason the number of Demand Registrations
     --------
     available to the LLC under the Stockholders' Agreement is not reduced as a result of any Demand Request, such Demand Request shall not reduce the number of Demand Requests that such Demanding Member may request under this
     Section 9.3(a), provided, further, that in the event that any of the Gray
                     --------  -------
     Employees is terminated without "Cause" by the Company or the Parent or resigns for "Good Reason" from the Company and the Parent, as such terms are defined in their current respective employment contracts with the Company, then such Gray Employee, together with all other such terminated or resigning Gray Employees, shall have the right, beginning six months following the consummation of a Public Offering, to four additional Demand Registrations (the "Additional Demand Registrations"), which may be used no
                         -------------------------------
     more often than once in any 12-month period following such termination or resignation, and in which 25% of the Allocated Shares allocated to all such terminated or resigning Gray Employees (or allocated to a trust of which such Gray Employee is a beneficiary) on the date of their respective terminations or resignations, in the aggregate, shall have first priority alone (without sharing such priority with the Vestar Member); provided,
                                                                   --------
     further, that the Additional Demand Registrations shall not be subject to
     -------
     the restrictions contained in Section 9.3(a)(i) hereof, provided, further,
                                                             --------  -------
     that if a registration statement filed pursuant to an Additional Demand Registration is not effective within 90 days (the "90 Day Period") of the
                                                        -------------
     receipt by the Parent of such Additional Demand Registration request, if the terminated or resigning Gray Employee so elects, the Parent (or, at the option of such

     Gray Employee, the Company, to the extent that the Parent is precluded due to regulatory or state law reasons) will purchase (a "Post Offering
                                                           -------------
     Purchase") the Shares being registered which would have had first priority
     --------
     alone at a purchase price equal to the product of (x) the total number of Shares being registered that would have had first priority alone and (y) a price per share equal to the Fair Market Value as of the date of the Additional Demand Registration Request, provided, further, that during
                                             --------  -------
     any twelve month period, the Parent and the Company, in the aggregate, shall not be obligated to purchase from all such terminated or resigning Gray Employees, in the aggregate, a number of shares greater than 25% of the aggregate number of shares allocated to all such terminated or resigning Gray Employees (or allocated to a trust of which such Gray Employee is a beneficiary) on the date of their respective terminations or resignations less all shares sold by the Gray Employees pursuant to Sections 9.9 and 9.13(a) and (b) during such 12-month period, provided,
                                                                   --------
     further, that if a registration statement to be filed pursuant to an
     -------
     Additional Demand Registration is filed within 45 days of the Additional Demand Registration request, the 90 Day Period shall be extended by 45 days.

               (iv)  The LLC confirms and agrees that a Demanding Member (the

     "Joining Member") that joins in a Demand Registration initiated by another
     ---------------
     Demanding Member shall not by reason thereof be deemed to have used any of the Demand Registrations provided herein for such Joining Member.

          (b) Priority.  If a Demand Request pursuant to this Section 9.3
              --------
involves an underwritten offering, the LLC shall not be required to cause Parent to register any Allocated Shares allocated to any Non-Demanding Member unless such Non-Demanding Member accepts the terms of the underwriting agreement, to the extent applicable to it, and then, only in such quantity as shall not, in the written opinion of the managing underwriter, exceed the maximum shares of common stock or other securities that can be marketed without materially adversely affecting the offering, if any, by the Demanding Member. If the managing underwriter advises the LLC in good faith that in its opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without having an adverse effect on such offering, including the price at which such securities can be sold, then the LLC shall cause the Parent to include in such registration the maximum number of Shares that such underwriter advises can be so sold, allocated (x) first, among the Allocated Shares requested to be included in such registration by the Members, pro rata, on the basis of the number of Allocated Shares
                --- ----
allocated to each such Member, (y) second, to any securities that Parent proposes to sell, and (z) third, among other securities, if any, requested and otherwise eligible to be included in such registration.

          (c) Selection of Underwriters.  In connection with any Demand
              -------------------------
Registration involving an underwritten offering, the Parent shall select a managing underwriter or underwriters, which underwriter or underwriters shall be nationally recognized and shall be reasonably acceptable to the Demanding Member.

          SECTION 9.4. Tag-Along Rights. (a)  So long as this Agreement or the
                       -----------------
Stockholders Agreement shall remain in effect and the Vestar Member (and its Affiliates) has more Allocated Shares allocated to it than the aggregate number of Allocated Shares allocated to the Gray Members and their Permitted Transferees, unless a Public Offering shall have occurred, with respect to any proposed Transfer by the LLC of the Vestar Member's or any of its Affiliates' (in such capacity, a "Transferring
                                                         ------------
Stockholder") Allocated Shares (excluding any Transfers by the Vestar Member to
-----------
its Affiliates), the Transferring Stockholder shall have the obligation, and each other Member and its Permitted Transferees shall have the right (such Member and its Permitted Transferees that exercise such right shall be referred to as a "Tagging Stockholder"), to require the LLC to sell and the proposed
         -------------------
transferee to purchase from the LLC a number of its Allocated Shares up to the product (rounded up to the nearest whole number) of (i) the quotient determined by dividing (A) the aggregate number of Allocated Shares allocated to such Tagging Stockholder and sought by the Tagging Stockholder to be included in the contemplated Transfer by (B) the sum of the aggregate number of Allocated Shares allocated to such Transferring Stockholder and the aggregate number of Allocated Shares allocated to such Tagging Stockholders and sought by all Tagging Stockholders to be included in the contemplated Transfer and (ii) the total number of Allocated Shares proposed to be acquired by the transferee in the contemplated Transfer, and at the same price per Allocated Share and upon the same terms and conditions (including without limitation time of payment and form of consideration) as to be paid and given to the Transferring Stockholder, provided that in order to be entitled to exercise its right to sell Allocated
--------
Shares to the proposed transferee pursuant to this Section 9.4, a Tagging Stockholder must agree to make to the transferee the same representations, warranties, covenants, indemnities and agreements as the Transferring Stockholder agrees to make in connection with the proposed transfer of the Allocated Shares of the Transferring Stockholder (except that in the case of representations and warranties pertaining specifically to the Transferring Stockholder, a Tagging Stockholder shall make the comparable representations and warranties pertaining specifically to itself, and except that in the case of covenants or agreements capable of performance only by certain Members, such covenants or agreements shall be made only by such certain Members); and provided further that all representations, warranties, covenants, agreements and
----------------
indemnities made by the Transferring Stockholder and the Tagging Stockholders pertaining specifically to themselves shall be made by each of them severally and not jointly; and provided further that each of the Transferring Stockholder
                     ----------------
and each Tagging Stockholder shall be severally (but not jointly) liable for breaches of representations, warranties, covenants and agreements of or (in the case of representations and warranties) pertaining to the LLC or Parent and its subsidiaries, as the case may be, and for indemnification obligations arising out of or relating to any such breach or otherwise pertaining to the LLC, Parent and its subsidiaries, on a pro rata basis, such liability of each such Stockholder not to exceed such Stockholder's pro rata portion of the gross proceeds of the sale.

          (b) The Transferring Stockholder shall give notice to each other Member and their Permitted Transferees of each proposed Transfer giving rise to the rights of the Tagging Stockholders set forth in the first sentence of
Section 9.4(a) at least 30 days prior to the proposed consummation of such Transfer, setting forth the name of the Transferring Stockholder, the number of Allocated Shares proposed to be so Transferred, the name and address of the proposed transferee, the proposed amount and form of consideration and other terms and conditions offered by the proposed transferee, and a representation that the proposed transferee has been informed of the tag-along rights provided for in this Section 9.4 and has agreed to purchase Allocated Shares in accordance with the terms hereof. The tag-along rights provided by this Section
9.4 must be exercised by each Tagging Stockholder within 15 days following receipt of the notice required by the preceding sentence, by delivery of a written notice to the Transferring

Stockholder indicating such Tagging Stockholder's desire to exercise its rights and specifying the number of Allocated Shares it desires to sell. If the proposed transferee fails to purchase Allocated Shares from any Tagging Stockholder that has properly exercised its tag-along rights, then the Transferring Stockholder shall not be permitted to make the proposed Transfer, and any such attempted Transfer shall be void and of no effect.

          (c) If any of the Tagging Stockholders exercise their rights under
Section 9.4(a), the closing of the purchase of the Allocated Shares with respect to which such rights have been exercised shall take place concurrently with the closing of the sale of the Transferring Stockholder's Allocated Shares. No Transfer shall occur pursuant to this Section unless the transferee shall agree to become a party to, and be bound to the same extent as its transferor by the terms of the Stockholders' Agreement.

          SECTION 9.5. Drag-Along Rights.  So long as this Agreement or the
                       ------------------
Stockholders Agreement shall remain in effect and the Vestar Member (and its Affiliates) has more Allocated Shares allocated to it than the aggregate number of Allocated Shares allocated to the Gray Members or their Permitted Transferees, if the Vestar Member or any of its Affiliates receives an offer from a Third Party to purchase (whether pursuant to a sale of stock, a merger or otherwise) all, but not less than all, of the Allocated Shares allocated to the Vestar Member and its Affiliates (other than shares, if any, not being purchased in order to preserve the availability of recapitalization accounting treatment) and such offer is accepted by the Vestar Member or such Affiliate, then each Member other than the Vestar Member hereby agrees that it will, if requested by the Vestar Member, allow the LLC to Transfer all the Allocated Shares allocated to such Member to such Third Party on the terms of the offer so accepted by the Vestar Member, including making the same representations, warranties, covenants, indemnities and agreements that the Vestar Member agrees to make (except that, in the case of representations and warranties pertaining specifically to the Vestar Member, each other Member shall make the comparable representations and warranties pertaining specifically to itself, and except that, in the case of covenants or agreements capable of performance only by certain Members, such covenants or agreements shall be made only by such certain Members, and provided that all representations, warranties, covenants, agreements and indemnities made by the Members pertaining specifically to themselves shall be made by each of them severally and not jointly and provided further that each Member shall be severally (but not jointly) liable for breaches of representations, warranties, covenants and agreements of or (in the case of representations and warranties) pertaining to the LLC, or Parent or its subsidiaries, as the case may be, and for indemnification obligations arising out of or relating to any such breach or otherwise pertaining to the LLC, the Parent or its subsidiaries, on a pro rata basis, such liability of each such Member not to exceed such Member's pro rata portion of the gross proceeds of the sale.

          SECTION 9.6. Public Offerings, etc.  The provisions of Sections 9.4,
                       ----------------------
9.5 and 9.7 shall not be applicable to Transfers in a Public Offering or Transfers pursuant to Section 9.8.

          SECTION 9.7.  Rights of First Refusal.  If, at any time on or after
                        -----------------------
the date hereof, any Gray Member or any of their respective Permitted Transferees (an "Offeree") receives a bona fide offer to purchase any or all of
                 -------
its Allocated Shares (the "Offer") (and, pursuant to such Offer, such
                           -----
Stockholder could, without violating the terms of this Agreement, cause the LLC to Transfer the Shares that are the subject of such Offer) from a Third Party (the "Offeror") which

30

such Offeree wishes to accept, such Offeree shall cause the Offer to be reduced to writing and shall notify the Parent in writing of its wish to accept the Offer (the "Sale Notice"). The Sale Notice shall contain an irrevocable offer to
            -----------
sell such Allocated Shares to the Parent (in the manner set forth below) at a purchase price equal to the price contained in, and otherwise on the same terms and conditions of, the Stock Offer, and shall be accompanied by a true copy of the Offer (which shall identify the Offeror). At any time within 30 Business Days after the date of the receipt by the Parent of the Sale Notice, the Parent shall have the right and option to commit to purchase, or to arrange for one or more third parties designated by the Parent to purchase, all of the Allocated Shares covered by the Offer either (i) for the same consideration and on the same terms and conditions as the Offer or (ii) if the Offer includes any consideration other than cash, then, at the sole option of the Parent, at the equivalent all cash price, determined in good faith by a nationally recognized independent investment banking firm, and otherwise on the same terms and conditions as the Offer. If the option referred to in the preceding sentence is exercised, on or prior to the 30th Business Day after the date of receipt by the Parent of the Sale Notice the Parent (or its designees) shall pay the relevant cash consideration by delivering a certified bank check or checks in (or, if the Offeree so elects at least three Business Days prior to the closing date in a writing specifying the Offeree's bank account and other wire transfer instructions, by wire transferring) the appropriate amount and shall deliver the relevant non-cash consideration to the Offeree against delivery to the Parent by the LLC of certificates representing the Allocated Shares being purchased, appropriately endorsed by the Offeree. If, at the end of the aforementioned 30 Business Day period, the Parent (or its designees) has not exercised its option in the manner set forth above, the Offeree may during the succeeding 30 Business Day period sell not less than all of the Allocated Shares covered by the Offer to the Offeror at a price and on terms no less favorable to the Offeree than those contained in the Offer. Such Offeror shall agree in a writing in form and substance reasonably satisfactory to the Parent to become a party hereto and be bound to the same extent as the Offeree by the provisions hereof other than this
Section 9.7. Promptly after such sale, the Offeree shall notify the Parent of the consummation thereof and shall furnish such evidence of the completion and time of completion of such sale and of the terms thereof as may reasonably be requested by the Parent. If, at the end of 30 Business Days following the expiration of the 30 Business Day period for the Parent (or its designees) to commit to purchase the aforementioned Allocated Shares, the Offeree has not completed the sale of such Allocated Shares as aforesaid, all the restrictions on transfer contained herein shall again be in effect with respect to such Allocated Shares.

          SECTION 9.8  Initiation of a Rule 144 Sale.  After a Public Offering,
                       -----------------------------
any Member may request that all or any portion of the Allocated Shares of such Member be the subject of a Transfer by the LLC in accordance with Rule 144 under the Securities Act (a "Rule 144 Request"). A Rule 144 Request shall specify the number of Allocated Shares that is subject to such request, provided that a
                                                            --------
Member shall not request the inclusion of a number of Shares during any three-month period that is greater than the maximum number of Shares that the LLC could sell pursuant to Rule 144 multiplied by a fraction, the numerator of which is the number of Allocated Shares allocated to such Member (or in the case of any of the Gray Members or their Permitted Transferees, all of the Gray Members and their Permitted Transferees) and the denominator of which is the total number of Shares then held by the LLC. Promptly upon receipt of a Rule 144 Request, the LLC shall give each other Member notice of the Rule 144 Request and shall use its best efforts to effect the Transfer of the Allocated Shares in respect of which the LLC receives written requests for inclusion within 30 days after such Member shall have received the LLC's notice pursuant to this Section 9.8. Any Transfer proposed to be made pursuant to this Section 9.8 (i) shall be subject in all respects to compliance by the LLC with the provisions of Rule 144, (ii) shall be subject to interruption and termination as a result of any registration of securities by Parent, regardless of whether initiated pursuant to the Stockholders' Agreement and (iii) in the event such Transfer is proposed to be made by a Gray Member employed by the Parent or so long as the Gray Members have the right to designate directors, shall be subject to interruption and termination for any of the reasons set forth in Section 9.1(d).

          SECTION 9.9  Individual Private Sale. (A) In the case of the Gray
                       -----------------------
Members or their Permitted Transferees, after the earlier to occur of (i) a Public Offering and (ii) the fifth anniversary of the date hereof, the Gray Members may, and (B) in the case of the Vestar Member, at any time the Vestar Member may, request that, to the extent that it may lawfully do so, the LLC shall effect a Transfer of all or any portion of the Allocated Shares allocated to such Member pursuant to any available exemption from the registration requirement under the Securities Act, subject to written agreement by the transferee (in form and substance reasonably satisfactory to the Managing Member) to be bound by this Agreement as if the transferee were the transferring Member. A transferee under this Section 9.9 is referred to as a "Share
                                                                  -----
Permitted Transferee".  No transfer of any such Shares may be made unless such
--------------------
Member delivers to the LLC an opinion of counsel stating, or other evidence satisfactory to the LLC, that registration of such Shares is not required under the Securities Act, and such transfer shall not violate applicable state securities or blue sky laws. Any such opinion of counsel shall be rendered by counsel, and shall be in form and substance, reasonably acceptable to the Managing Member and all costs and expenses thereof shall be borne by such Member. Notwithstanding the foregoing to the contrary, the LLC shall not take the action referred to in the first sentence of this Section 9.9 if the Managing Member reasonably believes that any such action would be unlawful, or could have an adverse effect on Parent. The LLC agrees to use its reasonable best efforts to take all actions reasonably requested by any Gray Member or its Permitted Transferee to facilitate a Transfer pursuant to this Section 9.9.

          SECTION 9.10  Reduction of Allocated Shares.  Upon the consummation by
                        -----------------------------
the LLC of any Transfer of Shares, (i) the number of Allocated Shares of each Member shall be reduced by the number of such Member's Allocated Shares that were actually included in such Transfer, provided that such reduction shall be
                                         --------
made only on the basis of whole Shares and the LLC shall allocate any fractional Shares among such Members by lot or pursuant to any other method that the LLC deems, in its sole judgment, to be just and equitable and (ii) the Percentage Interests of the Members shall be adjusted to reflect the number of remaining Allocated Shares that are allocated to each such Member.

          SECTION 9.11   Liquidation of the LLC.  Upon the liquidation of the
                         ----------------------
LLC, (a) the Demand Registration rights provided for in Section 9.3(a) shall be distributed to the Members and each Share Permitted Transferee to the extent that such Demand Registration Rights have not been exercised and (b) the incidental registration rights provided for in Section 9.2(a) hereof shall be assigned to each Member and each Share Permitted Transferee thereof.

          SECTION 9.12  Transfers to be Made Only as Permitted or Required by
                        -----------------------------------------------------
this Agreement.  Until the earlier to occur of (i) a Public Offering and (ii)
--------------
the fifth anniversary of the
date hereof, except as permitted by this Article IX, the Gray Members may not, directly or indirectly, request the Transfer of the Allocated Shares allocated to each of them, except as specifically permitted or required by this Article IX; any other purported transfer shall be void and of no effect. The Vestar Member may request the Transfer of its Allocated Shares at any time subject only to the restrictions in this Article IX.

          SECTION 9.13   Liquidity Right.
                         ---------------

          (a) Prior to a Public Offering, as long as this Agreement or the Stockholders' Agreement shall remain in effect, if Robert E. Gray ceases to serve as Chairman or Chief Executive Officer of the Company or Parent or the employment with the Company of any of Marie Gray or Kelly A. Gray (together with Robert E. Gray, the "Gray Employees") ceases for any reason (including, but not
                     --------------
limited to, a cessation under the circumstances set forth in Section 9.13(b) hereof) (a "Liquidity Event"), then such Gray Employee, such Gray Employee's
            ---------------
executor or estate, or the trustees of the Gray Family Trust or the Kelly Gray Trust shall have the right, subject to the provisions of Section 9.14 hereof, at any time, upon at least four business days' written notice, following the date of the cessation of the employment of such Gray Employee, to sell to the Parent (or, at the option of such Gray Employee, the Company, to the extent that the Parent is precluded due to regulatory or state law reasons), and the Parent (or, at the option of such Gray Employee, the Company, to the extent that the Parent is precluded due to regulatory or state law reasons) shall be required to purchase (subject to the provisions of Section 9.14 hereof), all or part of the Allocated Shares allocated to such Gray Employee (or allocated to a trust of which such Gray Employee is a beneficiary) at a purchase price equal to the product of (x) the total number of Shares being sold and (y) a price per share equal to the Fair Market Value as of the date of the Liquidity Notice (as defined below); provided, however, that during any twelve month period, the
                --------  -------
Parent and the Company shall not, in the aggregate, be required to purchase pursuant to this Section 9.13(a) from all Gray Employees, in the aggregate, a number of Shares having an aggregate Fair Market Value that exceeds $5 million less the amount of net proceeds received in respect of all shares sold by the Gray Employees during such twelve-month period pursuant to Section 9.9 and 9.13(b).

          (b) Prior to a Public Offering, as long as this Agreement or the Stockholders' Agreement shall remain in effect, in the event that any of the Gray Employees is terminated by the Parent or the Company without "Cause" or resigns from the Parent and the Company for "Good Reason", as such terms are defined in their current respective employment contracts with the Company, then such Gray Employee, such Gray Employee's executor or estate, or the trustees of the Gray Family Trust or the Kelly Gray Trust shall have the right, subject to
Section 9.14 hereof and on the terms described in Section 9.13(c), to sell to the Parent (or, at the option of such Gray Employee, the Company, to the extent that the Parent is precluded due to regulatory or state law reasons) and the Parent (or, at the option of such Gray Employee, the Company, to the extent that the Parent is precluded due to regulatory or state law reasons) shall be required to purchase all or part of the Allocated Shares allocated to such Gray Employee (or allocated to a trust of which such Gray Employee is a beneficiary) at a purchase price equal to the product of (x) the total number of Shares being sold and (y) a price per share equal to the Fair Market Value as of the date of the Liquidity Notice; provided, however, that the Parent and the Company shall
                      --------  -------
not, in the aggregate, be required to purchase pursuant to this Section 9.13(b) during any 12-month period from all Gray Employees, in the aggregate, a number of Shares greater than 25% of the aggregate number of Allocated Shares allocated to all such terminated or resigning Gray Employees (and allocated to any trusts of which any such Gray Employees are a beneficiary) on the date of their respective terminations or resignations less all Shares sold by the Gray Employees during such twelve-month period pursuant to Sections 9.9 and 9.13(a);

provided, further, that if such Gray Employee so notifies the Parent pursuant to
--------  -------
the first Liquidity Notice (or any subsequent Liquidity Notice) given by such Gray Employee pursuant to this Section 9.13(b), the Fair Market Value in respect of all Allocated Shares allocated to such Gray Employee (or allocated to a trust of which such Gray Employee is a beneficiary) for all subsequent sales to the Parent (or, at the option of such Gray Employee, the Company, to the extent that the Parent is precluded due to regulatory or state law reasons) by such Gray Employee pursuant to this Section 9.13(b) shall be deemed to be the Fair Market Value as of the date of such Liquidity Notice.

          (c) Each Gray Employee desiring to sell Shares which may be sold pursuant to this Section 9.13 or 9.3(a)(iii) shall send at least four business days' written notice (the "Liquidity Notice") to the Parent and the Vestar
                           ----------------
Member stating its intention to sell Shares and the number of Shares to be sold. Subject to Section 9.14, the closing of the purchase (the "Liquidity
                                                                  ---------
Closing") shall take place at the principal office of the Parent on the earlier
-------
to occur of (i) the 30th day after the giving of such notice by the selling Gray Employee, (ii) the determination of the Fair Market Value of the selling Gray Employee's shares pursuant to this Agreement and (iii) agreement between the selling Gray Employee and the Parent as to the Fair Market Value of the Shares to be sold. If, after the issuance of a Liquidity Notice but before the Liquidity Closing associated with such a notice, a Public Offering occurs, neither the Parent nor the Company shall have any obligation whatsoever to purchase Shares pursuant to this Section 9.13.

          SECTION 9.14   Certain Limitations on the Parent's Obligations to
                         --------------------------------------------------
Purchase Shares.    Notwithstanding anything to the contrary elsewhere herein,
---------------
neither the Parent nor the Company shall be obligated to purchase any Shares of Parent Common Stock at any time pursuant to Sections 9.3(a)(iii) or 9.13 hereof
(a) to the extent that the purchase of such Shares (together with any other purchases of Shares pursuant to Sections 9.13 and 9.3(a)(iii)) would result (i) in a violation of any law, statute, rule, regulation, policy, order, writ, injunction, decree or judgment promulgated or entered by any federal, state, local or foreign court or governmental authority applicable to the Parent or the Company or any of its subsidiaries or any of its or their property or (ii) after giving effect thereto (including any dividends or other distributions or loans from a subsidiary of the Parent to the Parent in connection therewith), would result in a Financing Default, or (b) if immediately prior to such purchase there exists a Financing Default which prohibits such purchase (including any dividends or other distributions or loans from a subsidiary of the Parent to the Parent in connection therewith). The Parent shall within 5 days of learning of any such fact so notify (the "Delay Notice") the relevant Gray Employee that
                              ------------
neither it nor the Company is obligated to purchase Shares at such time. If, in the case of a purchase pursuant to Sections 9.3(a)(iii), 9.13(a) or 9.13(b), the Parent gives such a notice: (A) each Share the purchase of which by Parent would result in a Financing Default (the "Default Shares") shall be exchanged for a
                                    --------------
share of redeemable preferred stock, $.01 par value, of the Parent ("Gray
                                                                     ----

Preferred Stock"), having the following terms:  (1) such shares of Gray
---------------
Preferred Stock shall have an aggregate liquidation preference equal to the Fair Market Value of the Default Shares as of the date of the original Liquidity Notice in respect of such Default Shares; (2) cash dividends with respect to the Gray Preferred Stock shall accrue at a rate of 10% per annum on the liquidation preference, provided that to the extent that the aggregate liquidation
            --------
preference in respect of all shares of Gray Preferred Stock outstanding would exceed $2,500,000, dividends shall accrue on all shares of Gray Preferred Stock having an aggregate liquidation preference in excess of such amount at a rate of 12% per annum, and in each case such dividends will be payable by the Parent annually, on each anniversary of the date of this Agreement, in an aggregate amount not to exceed $250,000 with respect to all shares of Gray Preferred Stock outstanding, provided that no Financing Default has occurred or would result from the payment of such dividend; (3) shares of Gray Preferred Stock may be exchanged at the option of the holder on a one-for-one basis for Shares of Common Stock, but only if immediately upon such exchange such Shares of Common Stock are to be transferred to a Third Party in a transfer made in accordance with the provisions of this Agreement (it being understood that the Parent shall retain the obligation to pay to the holder of Gray Preferred Stock any accrued and unpaid dividends thereon at the time of such exchange); (4) the Gray Preferred Stock shall not be transferable, except that a Gray Employee may transfer Gray Preferred Stock to his or her Immediate Family Member or any other member of his or her Family Group; and (5) the Gray Preferred Stock may not
mature or be mandatorily redeemable until [                 ], 2010; (B) until
all shares of Gray Preferred Stock are purchased by the Parent (or, at the option of such Gray Employee, the Company, to the extent that the Parent is precluded due to regulatory or state law reasons) in accordance with this
Section 9.14, the Vestar Member will not receive any distributions or dividends in respect of its Allocated Shares; and (C) unless all shares of Gray Preferred Stock (or Shares of Common Stock issued in exchange therefor) have been sold in one or more separate transactions or the Gray Members shall have otherwise sold all shares of Gray Preferred Stock (or Shares of Common Stock issued in exchange therefor) eligible for sale during the twelve-month period in respect of which the Liquidity Notice was given, such shares of Gray Preferred Stock shall be purchased (a "Delayed Purchase") by the Parent (or, at the option of such Gray
              ----------------
Employee, the Company, to the extent that the Parent is precluded due to regulatory or state law reasons) on the tenth Business Day after such date or dates that it is no longer permitted to defer purchasing such shares pursuant to the first sentence of this Section 9.14, and the Parent shall give the Gray Employees at least five business days' prior notice of any such purchase. The Parent shall issue shares of Gray Preferred Stock to a Gray Employee in the circumstances described above upon receipt by the Parent from such Gray Employee of certificates representing the shares to be exchanged (such shares to be deemed to be issued as of the date of the relevant Liquidity Notice). Upon the issuance of the Gray Preferred Stock, all shares received in exchange therefor shall be canceled. Any Delayed Purchase shall be made at the Fair Market Value as of the date of the original Liquidity Notice in respect of such purchase.
The Company and Parent agree to use all commercially reasonable efforts to cure any such Financing Default which is curable. It is understood that for purposes of the foregoing, any shares in respect of which a Liquidity Notice shall be given shall be treated on a "first-in, first-out" basis, with the first shares in respect of which a Liquidity Notice has been given having the right to be redeemed first and any related Gray Preferred Stock accruing dividends at a rate of 10% per annum, until all applicable limits shall be reached.

                                   ARTICLE X

                                 Miscellaneous
                                 -------------

          SECTION 10.1  Equitable Relief.  The Members hereby confirm that
                        ----------------
damages at law would be an inadequate remedy for a breach or threatened breach of this Agreement and agree that, in the event of a breach or threatened breach of any provision hereof, the respective rights and obligations hereunder shall be enforceable by specific performance, injunction or other equitable remedy, but, nothing herein contained is intended to, nor shall it, limit or affect any right or rights at law or by statute or otherwise of a Member aggrieved as against the other for a breach or threatened breach of any provision hereof, it being the intention by this Section 10.1 to make clear the agreement of the Members that the respective rights and obligations of the Members hereunder shall be enforceable in equity as well as at law or otherwise and that the mention herein of any particular remedy shall not preclude a Member from any other remedy it or he might have, either in law or in equity.

          SECTION 10.2  Governing Law.  This Agreement shall be governed by and
                        -------------
construed in accordance with the laws of the State of Delaware applicable to contracts executed and to be performed in such State.

          SECTION 10.3  Successors and Assigns.  This Agreement shall be binding
                        ----------------------
upon and shall inure to the benefit of the parties hereto, their respective successors and assigns.

          SECTION 10.4  Notices.  Subject to Section 10.12, whenever notice is
                        -------
required or permitted by this Agreement to be given, such notice may be in writing (including facsimile) and if in writing shall be given to any Member at its address or facsimile number shown in the LLC's books and records (including
Schedule 1 hereto).

          SECTION 10.5  Counterparts.  This Agreement may be executed in any
                        ------------
number of counterparts, all of which together shall constitute a single instrument.

          SECTION 10.6  Entire Agreement.  This Agreement and the Stockholders'
                        ----------------
Agreement embody the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, agreements, representations, warranties, covenants or undertakings with respect to the subject matter hereof, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter hereof.

          SECTION 10.7  Amendments. Any  amendment to this Agreement shall be
                        ----------
effective only if such amendment is evidenced by a written instrument duly executed and delivered by (a) the holders of a majority of the Units held by the Gray Members, (b) the Managing Member and (c) the Vestar Member, and with respect to the matters set forth in Section 10.13, Parent, the Company and the relevant Gray Member.

          SECTION 10.8  Section Titles.  Section titles are for descriptive
                        --------------
purposes only and shall not control or alter the meaning of this Agreement as set forth in the text hereof.

          SECTION 10.9  Representations and Warranties.  Each Member represents,
                        ------------------------------
warrants and covenants to each other Member that:

          (a) such Member, if not a natural Person, is duly formed and validly existing under the laws of the jurisdiction of its organization with full power and authority to conduct its business to the extent contemplated in this Agreement;

          (b) such Member, if a natural Person, has the capacity to enter into and perform its obligations under this Agreement;

          (c) this Agreement has been duly authorized (in the case of Members that are not natural Persons), executed and delivered by such Member and constitutes the valid and legally binding agreement of such Member enforceable in accordance with its terms against such Member except as enforceability hereof may be limited by bankruptcy, insolvency, moratorium and other similar laws relating to creditors' rights generally and by general equitable principles;

          (d) the execution and delivery of this Agreement by such Member and the performance of its duties and obligations hereunder do not result in a breach of any of the terms, conditions or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, credit agreement, note or other evidence of indebtedness, or any lease or other agreement, or any license, permit, franchise or certificate, to which such Member is a party or by which it is bound or to which its properties are subject, or require any authorization or approval under or pursuant to any of the foregoing, or violate any statute, regulation, law, order, writ, injunction, judgment or decree to which such Member is subject;

          (e) no consent, approval or authorization of, or filing, registration or qualification with, any court or governmental authority on the part of such Member is required for the execution and delivery of this Agreement by such Member and the performance of its obligations and duties hereunder.

          SECTION 10.10  SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.  Each
                         ------------------------------------------------
of the parties hereby irrevocably and unconditionally:

          (a) submits for itself and its property in any legal action or proceeding relating to this Agreement, to the non-exclusive general jurisdiction of the Courts of the State of New York in New York County, the Courts of the United States of America for the Southern District of New York and the Central District of California, the Courts in the State of California in the County of Orange and appellate courts from any thereof;

          (b) consents that any such action or proceeding may be brought in such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same to the extent permitted by applicable law;

          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the party, as the case may be, at its address set forth in Schedule 1 or at such other address of which the other party shall have been notified pursuant thereto;

          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction for recognition and enforcement of any judgment or if jurisdiction in the courts referenced in paragraph (i) hereof is not available despite the intentions of the parties hereto; and

          (e) waives trial by jury in any litigation in any court with respect to, in connection with, or arising out of this Agreement or any other instrument or document delivered pursuant hereto, or any other claim or dispute howsoever arising, to which the parties are party. This waiver is informed and freely made.

          SECTION 10.11  Reimbursement of Expenses.  Promptly after the date of
                         -------------------------
this Agreement, the LLC, to the extent it does not pay such costs and expenses directly, will reimburse the Managing Member for Organizational Expenses incurred by the Managing Member.

          SECTION 10.12  Gray Representative.  Each Gray Member hereby
                         -------------------
designates and appoints (and each Permitted Transferee of each such Gray Member shall be deemed to have so designated and appointed) Robert E. Gray, with full power of substitution (the "Gray Representative") the representative of each such Person to perform all such acts as are required, authorized or contemplated by this Agreement to be performed by any such Person and hereby acknowledges that the Gray Representative shall be the only Person authorized to take any action so required, authorized or contemplated by this Agreement by each such Person, except that the foregoing shall not apply to the rights of any Gray Employee pursuant to Sections 9.3(a)(iii), 9.13(a) and 9.13(b). Each such Person further acknowledges that the foregoing appointment and designation shall be deemed to be coupled with an interest and shall survive the death or incapacity of such Person. Each such Person hereby authorizes (and each Permitted Transferee shall be deemed to have authorized) the other parties hereto to disregard any notice or other action taken by such Person pursuant to this Agreement on any action so taken or any notice given by the Gray Representative and are and will be entitled and authorized to give notices only to the Gray Representative for any notice contemplated by this Agreement to be given to any such Person. A successor to the Gray Representative may be chosen by a majority of the Gray Employees, provided that written notice thereof is given by the
                       --------
successor Gray Representative to the LLC. Whenever any action or consent (but not any forbearance) is required to be taken or given by the Gray Members, the action or consent of the Gray Representative shall be considered the act or consent of all the Gray Members, and the Vestar Member and the Managing Member shall be protected in relying on such act or consent.

          SECTION 10.13  Covenant Not to Compete; Confidential Information.
                         -------------------------------------------------

     (a) The following covenant shall apply to each of Robert E. Gray, Marie Gray and Kelly Gray (the "Gray Employees"), individually, and each of them hereby agrees, with respect to himself or herself, to the following:

          (i) In consideration of the Parent and the Vestar Member entering into this Agreement with the Gray Members, each of the Gray Employees hereby agrees, effective as of the Effective Time of the Acquisition Merger (as defined in the Merger Agreement), for so long as he or she is employed by the Company, Parent or one of their respective subsidiaries (the "Restricted Group") and for a
                                                   ----------------
               period of five years (the "Noncompete Period") after he or she
                                          -----------------
               has ceased to be employed by the Restricted Group, that (i) he or she shall not, directly or indirectly, engage in the design, manufacturing, production, marketing, sale or distribution of any women's clothing or accessories anywhere in the world in which the Restricted Group is doing business (the "Competing
                                                            ---------
               Business"), other than through his or her employment with the Restricted Group; provided, however, that in the event Kelly Gray
                                 --------  -------
               is terminated without "Cause" by the Parent or the Company or resigns for "Good Reason" from the Parent and the Company, as such terms are defined in her current employment contract, the term of such Noncompete Period with respect to her shall be three years; provided further that she shall not be precluded from
                      -------- -------
               being employed by Saks Fifth Avenue, Neiman Marcus or a similar broad-based specialty store or from working at an advertising agency, provided that she is not otherwise in violation of this
               Section 10.13 and is not engaging in activities in such employment that are directly competitive with or otherwise would reasonably be expected to be injurious or adverse to the business of the Company. For purposes of this Agreement, the phrase "directly or indirectly engage in" shall include any direct or indirect ownership or profit participation interest in such enterprise, whether as an owner, stockholder, partner, director, joint venturer or otherwise, and shall include any direct or indirect participation in such enterprise as an executive, designer, consultant, licensor of technology or otherwise; provided that the Gray Employees shall be permitted to be passive equity investors in an amount not to exceed 5% (in the aggregate among all of the Gray Employees) of the voting power or 5% (in the aggregate among all of the Gray Employees) of the equity in any company engaged in a Competing Business provided he or she is not otherwise in violation of this covenant. Notwithstanding the foregoing, Robert E. Gray shall be permitted to remain a "passive equity investor" in "Patrick Robinson", so long as he remains inactive in the management of that business and his investment in "Patrick Robinson" does not increase beyond its level as of the date hereof.

          (ii) Each of the Gray Employees agrees that he or she will not, without the prior written consent of the Parent, directly or indirectly, use or grant a third party their consent to use or a license to use or any other right to use, the names "Marie Gray", "St. John" or "St. John by Marie Gray" (collectively, the "Company Names") or any combination,
                                   -------------
               derivative, variation or element thereof, in any Competing Business or in any other manner which use would be reasonably likely to infringe, dilute or endanger the validity or value of, any trademarks or trade names of the Restricted Group. The Parent agrees not to unreasonably withhold its consent with respect to any uses of the Company Names by Bob Gray, Marie Gray or Kelly Gray for non-commercial projects.

        (iii) Each of the Gray Employees agrees not to disclose or use at any time any Confidential Information (as defined below) of which he or she is or becomes aware, whether or not such information is developed by any one of them, except to the extent that such disclosure or use is directly related to and required by his or her performance of duties, if any, assigned to him or her by the Restricted Group. As used in this Agreement, the term "Confidential Information" means information that is not generally known to the public and that is used, developed or obtained by the Restricted Group in connection with its business, including but not limited to (i) products or services, (ii) fees, costs and pricing structures, (iii) designs, (iv) computer software, including operating systems, applications and program listings, (v) flow charts, manuals and documentation, (vi) data bases, (vii) accounting and business methods, (viii) inventions, devices, new developments, methods and processes, whether patentable or unpatentable and whether or not reduced to practice, (ix) customers and clients and customer or client lists, (x) other copyrightable or trademarked works, (xi) all technology and trade secrets, (xii) strategic business plans, and
               (xiii) all similar and related information in whatever form. Confidential Information will not include any information that is generally available to the public prior to the date any of the Gray Employees proposes to disclose or use such information.
               Each of the Gray Employees acknowledges and agrees that all copyrights, works, inventions, innovations, improvements, developments, patents, trademarks and all similar or related information which relates to the actual or anticipated business of the Restricted Group (including its predecessors) and conceived, developed or made by any of the Gray Employees while employed by the Restricted Group belong to the Restricted Group. Each of the Gray Employees agrees to perform all actions reasonably requested by the Restricted Group (whether during or after the Noncompete Period) to establish and confirm such ownership at the Restricted Group's expense (including without limitation assignments, consents, powers of attorney and other instruments).

          (iv) Notwithstanding clauses (i), (ii) and (iii) above, if at any time a court holds that the restrictions stated in any of such clauses
               (i), (ii), (iii) or clause (b) below are unreasonable or otherwise unenforceable under circumstances then existing, the parties hereto agree that the maximum period, scope or geographic area determined to be reasonable under such circumstances by such court will be substituted for the stated period, scope or area. Because the Gray Employees' services are unique and because the Gray Employees have had access to Confidential Information, the parties hereto agree that money damages will be an inadequate remedy for any breach of this Agreement. In the event of a breach or threatened breach of this Agreement, each of the Gray Employees agrees that the Restricted Group or their successors or assigns may, in addition to other rights and remedies existing in their favor, apply to any court of competent jurisdiction for specific performance and/or injunctive relief in order to enforce, or prevent any violations of, the provisions hereof (without the posting of a bond or other security).

     (b) Marie Gray hereby assigns to the Restricted Group, in connection with the Restricted Group's current and future business and the advertising thereof, in all forms of media: (A) the exclusive right to use the Company Names in connection with any Competing Business; (B) all of Marie Gray's rights of privacy, publicity and similar rights necessary or desirable for the Restricted Group to conduct and advertise its current and future business; provided that the Restricted Group may not use the Company Names in any manner that would tarnish or disparage Marie Gray's name or reputation; and (C) all rights to sue at law or in equity for any infringement or other impairment of the foregoing, including the right to receive all proceeds and damages therefrom; Marie Gray agrees to take all actions and execute all documents reasonably requested by the Restricted Group to accomplish the foregoing.

     (c)  This Section 10.13 shall survive the termination of this Agreement.

     SECTION 10.14  Additional Securities Subject to Agreement.  Each Member
                    ------------------------------------------
agrees that any other Shares (or shares of capital stock of the Parent having voting rights) which it shall hereafter acquire by means of a stock split, stock dividend, distribution or other similar event (other than pursuant to a Public Offering) shall be subject to the provisions of this Agreement to the same extent as if held as Shares on the date hereof, and in the event of any such stock split, combination, reclassification, reorganization or other similar event, where appropriate, the numbers and percentages in this Agreement shall be adjusted accordingly to replicate the intention of the parties on the date hereof.

          IN WITNESS WHEREOF, the parties have executed this Amended and Restated Limited Liability Company Agreement as of the day and year first above written.

                            VESTAR/SJK INVESTORS LLC


                            By:
                               -------------------------------------------
                                Name:
                                Title:



                            ----------------------------------------------
                            ROBERT E. GRAY


                            ----------------------------------------------
                            MARIE GRAY


                            ----------------------------------------------
                            KELLY A. GRAY


                            GRAY FAMILY TRUST

                            By:
                               -------------------------------------------
                                Name:  Robert E. Gray

                            By:
                               -------------------------------------------
                                Name:  Marie Gray


                            KELLY ANN GRAY TRUST

                            By:
                               -------------------------------------------
                                Name: Robert E. Gray

                            By:
                               -------------------------------------------
                                Name: Marie Gray


                            ST. JOHN KNITS INTERNATIONAL,
                             INCORPORATED


                            By:
                               -------------------------------------------
                                Name:
                                Title:

                            ST. JOHN KNITS, INC.


                            By:
                               -------------------------------------------
                                Name:
                                Title:

                                 SCHEDULE 1



Gray Members                                          Number of    Allocated
------------                                            Units        Shares
                                                      ---------    ---------

Vestar Capital Partners III, L.P.                       8.409      5,121,222

1225 17th Street
Suite 1600
Denver, Colorado  80202

Robert E. Gray                                             --             --

St. John Knits, Inc.
17422 Derian Avenue
Irvine, CA  92614

Marie Gray                                                 --             --

St. John Knits, Inc.
17422 Derian Avenue
Irvine, CA  92614

Kelly A. Gray                                             587        357,571

St. John Knits, Inc.
17422 Derian Avenue
Irvine, CA  92614

Gray Family Trust                                         914        556,772

c/o Robert E. Gray
St. John Knits, Inc.
17422 Derian Avenue
Irving, CA  92614

Kelly Ann Gray Trust                                       90         54,640

c/o Robert E. Gray
St. John Knits, Inc.
17422 Derian Avenue
Irving, CA  92614

Totals

                                                                      Schedule 2


Immediately prior to the Effective Time of the Reorganization Merger, Vestar will make a capital contribution to the LLC of $153,636,664